UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

POSITIVEID CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i )(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

William J. Caragol

Chief Executive Officer

September 16, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of PositiveID Corporation, or the Company, which will be held on October 26, 2016, at 8:00 a.m., Eastern Time, at our principal executive offices located at 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445.

The enclosed notice of meeting identifies each business proposal for your action. These proposals and the vote the Board of Directors recommends are:

Proposal		Recommended Vote

1.	Granting discretionary authority to the Board of Directors until the Company’s next annual meeting of stockholders to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock from 3,900,000,000 shares to 1,900,000,000 shares, such that the capital stock of the Company will consist of 1,895,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share;	FOR

2.	Election of four directors to hold office until the 2017 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;	FOR

3.	Ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2016;	FOR

4.	Approval of the Company’s Third Amended and Restated Certificate of Incorporation;	FOR

5.	Adoption of resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware; and	FOR

6.	Transact such other business as may properly come before the meeting or at any adjournment thereof.

A Notice of Annual Meeting, a form of proxy, and a Proxy Statement containing information about the matters to be acted on at the Annual Meeting are enclosed.

If you plan to attend the meeting, please mark the appropriate box on your proxy card to help the Company plan for the meeting. You will need an admission card to attend the meeting. If your shares are registered in your name, you are a stockholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting. If your shares are in the name of your broker or bank, your shares are held in street name. Ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your brokerage statement with you to the meeting so that the Company can verify your ownership of the Company’s stock on the record date and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

Your vote is important regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Many stockholders also can vote by proxy via a touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card or via the Internet using the instructions on your proxy card. In addition, stockholders may vote in person at the meeting as described above.

Sincerely,

WILLIAM J. CARAGOL

Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 26, 2016

TO THE STOCKHOLDERS OF POSITIVEID CORPORATION:

The 2016 Annual Meeting of Stockholders of PositiveID Corporation, a Delaware corporation, or the Company, whose headquarters are located in Delray Beach, Florida, will be held at our principal executive offices located at 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445, on October 26, 2016, at 8:00 a.m., Eastern Time, for the following purposes:

1. To grant discretionary authority to the Board of Directors until the Company’s next annual meeting of stockholders to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock from 3,900,000,000 shares to 1,900,000,000 shares, such that the capital stock of the Company will consist of 1,895,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share.

2. To elect four directors to hold office until the 2017 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

3. To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2016;

4. To approve the Company’s Third Amended and Restated Certificate of Incorporation;

5. To adopt resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware; and

6. To transact such other business as may properly come before the meeting and at any adjournment thereof.

The Board of Directors has fixed the close of business on September 15, 2016 as the record date for the determination of stockholders entitled to receive notice of the meeting and vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. The Company will make available a list of holders of record of the Company’s common stock as of the close of business on September 15, 2016 for inspection during normal business hours at the offices of the Company, 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445 for ten business days prior to the meeting. This list will also be available at the meeting.

By Order of the Board of Directors,

WILLIAM J. CARAGOL

Chief Executive Officer

Delray Beach, Florida

September 16, 2016

EACH STOCKHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on October 26, 2016

The proxy statement, proxy card and annual report to stockholders are available at: www.psidcorp.com and at: www.proxyvote.com

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PositiveID Corporation

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

PROXY STATEMENT

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 26, 2016

The Board of Directors of PositiveID Corporation, a Delaware corporation, or the Company, whose principal executive office is located at 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445, furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at our 2016 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting will be held at our principal executive offices, on October 26, 2016, at 8:00 a.m., Eastern Time, subject to adjournment or postponement thereof. The proxies also may be voted at any adjournments or postponements of the Annual Meeting. This proxy statement and the accompanying form of proxy are first being mailed to our stockholders on or about September 22, 2016.

Voting and Revocability of Proxies

All properly executed written proxies and all properly completed proxies voted by telephone or via the Internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Annual Meeting in accordance with the instructions of the stockholder. Below is a list of the different votes stockholders may cast at the Annual Meeting pursuant to this solicitation.

In voting on granting discretionary authority to the Board of Directors until the Company’s next annual meeting of stockholders to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock, stockholders may vote in one of the three following ways:

1. in favor of the proposal,

2. against the proposal, or

3. abstain from voting on the proposal.

In voting on the election of four directors to serve until the 2017 Annual Meeting of Stockholders, stockholders may vote in one of the three following ways:

1. in favor of the nominees,

2. withhold votes as to all the nominees, or

3. withhold votes as to a specific nominee.

In voting on the ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2016, stockholders may vote in one of the following ways:

1. in favor of the proposal,

2. against the proposal, or

3. abstain from voting on the proposal.

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In voting on the approval of the Company’s Third Amended and Restated Certificate of Incorporation, stockholders may vote in one of the following ways:

1. in favor of the proposal,

2. against the proposal, or

3. abstain from voting on the proposal.

In voting on the adoption of resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware, stockholders may vote in one of the following ways:

1. in favor of the proposal,

2. against the proposal, or

3. abstain from voting on the proposal.

Stockholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR granting discretionary authority to the Board of Directors (the “Board”) until the Company’s next annual meeting of stockholders to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock, FOR the election of the directors as set forth herein, FOR the ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2016, FOR the approval of the Company’s Third Amended and Restated Certificate of Incorporation, and FOR the adoption of resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware.

In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A stockholder submitting a proxy has the power to revoke it at any time prior to its exercise by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote), by voting in person at the Annual Meeting or by submitting a written notice, bearing a later date than the proxy, addressed to Secretary, PositiveID Corporation, 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445.

A quorum must be present at the Annual Meeting. According to our By-Laws and Section 242 of the Delaware General Corporation Law (“DGCL”), the presence in person or by proxy of both: (i) the holders of shares representing a majority of the voting power of the Series II Convertible Preferred Stock (the “Series II Preferred”) entitled to vote at the Annual Meeting; and (ii) the holders of shares representing a majority of the voting power of the common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock) entitled to vote at the Annual Meeting will constitute a quorum. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Annual Meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum.

Granting discretionary authority to the Board to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock will require the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. For this proposal, abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal.

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If a quorum is present at the Annual Meeting, the four nominees for director receiving the greatest number of votes (a plurality) will be elected. Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes.

Ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2016, will require the affirmative votes of the holders of a majority of the votes of all the outstanding shares of capital stock cast at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. For this proposal, abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal.

Approval of the Company’s Third Amended and Restated Certificate of Incorporation will require the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. For this proposal, abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal.

Adoption of the resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware, will require the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. For this proposal, abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by stockholders interested in voting via the telephone or the internet are set forth on the proxy card.

Record Date and Share Ownership

Under our By-Laws, the record date can be no more than 60 and no less than 10 days before the Annual Meeting. Owners of record of our shares of common stock at the close of business on September 15, 2016 (the “Record Date”), will be entitled to vote at the Annual Meeting or adjournments or postponements thereof. Each owner of record of our common stock on such date is entitled to one vote for each share of common stock so held. Each owner of record of our Series II Preferred has voting rights equal to the number of shares of common stock that Series II Preferred is convertible into times twenty-five.

As of the close of business on the Record Date, there were 38,649,070 shares of common stock outstanding entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 2,262 shares of Series II Preferred outstanding which equals 1,413,625,000 votes entitled to vote at the Annual Meeting. A majority of both: (i) the 2,262 Series II Preferred voting shares; and (ii) the 38,649,070 shares of common stock must be present, in person or by proxy, to conduct business at the Annual Meeting.

For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Expenses of Solicitation

We will bear the expense of solicitation of proxies. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the Annual Meeting. Proxies may also be solicited by certain of our directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers and nominees who hold stock in their name to furnish our proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

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TABLE OF CONTENTS

		Page
1.	Granting discretionary authority to the Board until the Company’s next annual meeting of stockholders to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock	8

2.	Election of Directors	9

	Corporate Governance, Board of Directors and Committees	11
	Audit Committee Report	11
	Executive Officers	13
	Security Ownership of Certain Beneficial Owners and Management	14
	Executive Compensation	16
	Certain Relationships and Related Party Transactions	20

3.	Ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2016.	23

4.	Approval of the Company’s Third Amended and Restated Certificate of Incorporation	24

5.	Adoption of resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware.	25

6.	Other Matters	35

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(PROPOSAL 1)

GRANTING DISCRETIONARY AUTHORITY TO THE BOARD UNTIL THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS TO ADOPT AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS MAY BE AMENDED FROM TIME TO TIME, TO DECREASE THE COMPANY’S AUTHORIZED CAPITAL STOCK FROM 3,900,000,000 SHARES OF CAPITAL STOCK TO 1,900,000,000

If Proposal 4 below is approved by our shareholders, our Third Amended and Restated Certificate of Incorporation, will provide that the total number of shares of capital stock that we have the authority to issue is 3,900,000,000 shares of capital stock, of which 3,895,000,000 are common stock, par value $0.001 per share. On September 2, 2016, our Board adopted a resolution recommending that the stockholders grant the Board discretionary authority until the Company’s next annual meeting of stockholders to adopt an amendment to our Third Amended and Restated Certificate of Incorporation, to decrease the authorized number of shares of our capital stock from 3,900,000,000 to 1,900,000,000 shares, such that the capital stock of the company will consist of 1,895,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. A copy of the proposed amendment to our Third Amended and Restated Certificate of Incorporation, is attached hereto as Annex C.

The decrease in the number of authorized shares of our capital stock shall be accomplished by amendment to Article Four of our Third Amended and Restated Certificate of Incorporation, as may be amended from time to time. As of the Record Date, we had 3,895,000,000 authorized shares of common stock, of which 38,649,070 shares were issued and outstanding, and 5,000,000 authorized shares of preferred stock, of which 2,333 shares were issued and outstanding. Of the remaining 3,856,350,930 authorized shares of common stock, 1,419,717 shares are either subject to outstanding awards or reserved for future issuance under our equity incentive plans, 1,577,746,979 are reserved for issuance pursuant to convertible notes, 58,320,000 are reserved for issuance pursuant to our convertible preferred stock, and 292,800 shares are subject to outstanding warrants to purchase shares of common stock, resulting in an aggregate of 1,637,779,496 shares reserved for issuance. The number of shares of our authorized common stock remaining available for future issuance is 2,218,571,434.

Our Board’s primary reason for recommending that the stockholders grant the Board discretionary authority until the Company’s next annual meeting of stockholders to adopt an amendment to our Third Amended and Restated Certificate of Incorporation and reduce our authorized capital stock is to reduce the amount of our annual franchise tax in the State of Delaware, while still maintaining a sufficient number of authorized shares to permit us to act promptly with respect to future financings, acquisitions, additional issuances and for other corporate purposes. Each year, we are required to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of stock we are authorized to issue. Therefore, the amount of this tax will be decreased if we reduce the number of authorized shares of our common stock (unless before and after such reduction, we are subject to the maximum tax amount). While the exact amount of such cost savings will depend on a number of factors, and could change year to year, we estimate the amount of tax savings could be in excess of $100,000 in 2017 based on the current Delaware law.

If the proposal is approved and the Board utilizes its discretionary authority, the number of our authorized shares of common stock will be reduced from 3,895,000,000 to 1,895,000,000. The number of our authorized shares of preferred stock will remain unchanged, with an authorized amount of 5,000,000 shares of preferred stock. The amendment will not change the par value of the shares of our common stock, affect the number of shares of our common stock that are outstanding, or affect the legal rights or privileges of holders of existing shares of common stock. The reduction will not have any effect on any outstanding equity incentive awards to purchase our common stock.

The proposed decrease in the number of authorized shares of common stock could have adverse effects on us. Our Board will have less flexibility to issue shares of common stock without stockholder approval, including in connection with a potential merger or acquisition, stock dividend or follow on offering. In the event that our Board determines that it would be in our best interest to issue a number of shares of common stock or preferred stock in excess of the number of then-authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of shares of authorized common stock, as applicable, which may increase our expenses. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders. However, our Board has determined that these potential risks are outweighed by the anticipated benefits of reducing our Delaware franchise tax obligations.

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Vote Required

Granting discretionary authority to the Board until the Company’s next annual meeting of stockholders to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock from 3,900,000,000 shares to 1,900,000,000 shares, such that the capital stock of the Company will consist of 1,895,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share will require the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. Abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the proposal to grant discretionary authority to the Board to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR granting discretionary authority to the Board until the Company’s next annual meeting of stockholders to adopt an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as may be amended from time to time, to decrease the Company’s authorized capital stock.

(PROPOSAL 2)

ELECTION OF DIRECTORS

Proposal

Our Board currently consists of four directors, whose term will expire at the Annual Meeting. The Board has recommended that the following four directors be re-elected to serve until the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified:

Name	Positions with the Company
William J. Caragol	Chairman, Chief Executive Officer, and Acting Chief Financial Officer
Jeffrey S. Cobb	Director
Michael E. Krawitz	Director
Ned L. Siegel	Director

William J. Caragol, 49, has served as our Chief Executive Officer since August 26, 2011 and as our Chairman of the Board since December 6, 2011 and previously served as our President from May 2007 until August 26, 2011, and Treasurer since December 2006. Since September 28, 2012, Mr. Caragol has also been our acting chief financial officer. Previously Mr. Caragol was the Chief Financial Officer of Millivision Technologies. Mr. Caragol served as a member of the Board of Directors of Gulfstream International Group, Inc. during 2010 and on the Board of Directors of VeriTeQ Corporation until July 8, 2013. He is a member of the American Institute of Certified Public Accountants and graduated from the Washington & Lee University with a bachelor of science in Administration and Accounting. The Board of Directors nominated Mr. Caragol as a director because of his past experience as a senior executive of other companies in the technology industry and because he holds the position of chief executive officer.

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Jeffrey S. Cobb, 54, has served as a member of our Board since March 2007. Since April 2004, Mr. Cobb is the chief operating officer of IT Resource Solutions.net, Inc. Mr. Cobb served as a member of the Board of Directors of Steel Vault from March 2004 through July 22, 2008. Mr. Cobb earned his bachelor of science in Marketing and Management from Jacksonville University. Mr. Cobb was nominated to the Board of Directors because of his management and business development experience in technology companies.

Michael E. Krawitz, 46, has served as a member of our Board since November 2008. He currently serves as Senior Vice President, General Counsel and Corporate Secretary of York Risk Services Group, Inc. and its affiliated entities. From January 2014 to June 2015, he served as Chief Legal and Financial Officer of VeriTeQ Corporation. From November 2010 to January 2014 he served as chief executive officer and general counsel of PEAR, LLC, a company that finances renewable energy and energy efficiency projects throughout the United States. From June 2010 until February 2011, he served as chief executive officer of Florida Sunshine Investments I, Inc. He previously served as the chief executive officer and president of Digital Angel Corporation from December 2006 to December 2007, executive vice president, general counsel and secretary from March 2003 until December 2006, and as a member of its Board of Directors from July 2007 until December 2007. Mr. Krawitz served as a member on the Board of Directors of Steel Vault from July 2008 until November 2009. Mr. Krawitz earned a bachelor of arts degree from Cornell University and a juris doctorate from Harvard Law School. Mr. Krawitz was nominated to the Board of Directors due to his past experience as a chief executive officer of Digital Angel, our former parent company, as well as his experience as an attorney.

Ned L. Siegel, 64, has served as a member of our Board since February 2011. Ambassador Siegel has had a long and distinguished career as a senior U.S. government official and businessman. He was appointed by then President George W. Bush as the U.S. Ambassador to the Commonwealth of the Bahamas from October 2007 to January 2009. He was also appointed by President Bush to serve under Ambassador John R. Bolton at the United Nations in New York, serving as the Senior Advisor to the U.S. Mission and as the U.S. representative to the 61st Session of the United Nations General Assembly. Prior to his ambassadorship, he was appointed to the Board of Directors of the Overseas Private Investment Corporation (OPIC). In addition to his public service, Ambassador Siegel has over 30 years of entrepreneurial successes. Presently, he serves as President of The Siegel Group, a multi-disciplined international business management advisory firm specializing in infrastructure, real estate, ports, energy, technology, financial and cyber security services. Ambassador Siegel also serves on the Board of Directors and Advisory Boards of other numerous public and private companies, and private equity groups. He graduated Phi Beta Kappa from the University of Connecticut in 1973 and received a Juris Doctorate from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina.

Vote Required

If a quorum is present at the Annual Meeting, the four nominees for director receiving the greatest number of votes (a plurality) will be elected. Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the proposal to elect the four directors.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR William J. Caragol, Jeffrey S. Cobb, Michael E. Krawitz, and Ned L. Siegel to hold office until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

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CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES

Audit Committee

Our audit committee currently consists of Ned L. Siegel and Jeffrey S. Cobb. Mr. Siegel chairs the audit committee. Our Board has determined that each of the members of our audit committee is “independent,” as defined under, and required by, the federal securities laws and the rules of the SEC, including Rule 10A-3(b)(i) under the Securities and Exchange Act of 1934, as amended, or the Exchange Act. Although we are no longer listed on the Nasdaq Capital Market, each of the members of our audit committee is “independent” under the listing standards of the Nasdaq Capital Market. Our Board has determined that Mr. Siegel qualifies as an “audit committee financial expert” under applicable federal securities laws and regulations. A copy of the current audit committee charter is available on our website at www.psidcorp.com.

The audit committee assists our Board in its oversight of:

●	our accounting, financial reporting processes, audits and the integrity of our financial statements;

●	our independent auditor’s qualifications, independence and performance;

●	our compliance with legal and regulatory requirements;

●	our internal accounting and financial controls; and

●	our audited financial statements and reports, and the discussion of the statements and reports with management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work. All audit and non-audit services to be provided to us by our independent auditors must be approved in advance by our audit committee, other than de minimis non-audit services that may instead be approved in accordance with applicable rules of the SEC.

Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

11

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Until the Company filed a Form 8-A for the registration of the Company’s common stock pursuant to Section (g) of the Exchange Act on August 19, 2016, the Company did not have a class of securities registered under the Exchange Act and therefore its directors, executive officers (as well as any persons holding more than ten percent of the Company’s common stock) were not required to comply with Section 16 of the Exchange Act. Nonetheless, based solely on a review of copies of such forms and written representations from our directors and executive officers, we believe that for the fiscal year of 2015 and through the Record Date, all of our directors and executive officers were in compliance, on a voluntary basis, with the disclosure requirements of Section 16(a).

Code of Business Conduct and Ethics

Our Board has approved and we have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, which applies to all of our directors, officers and employees. Our Board has also approved and we have adopted a Code of Ethics for Senior Financial Officers or the Code for SFO, which applies to our chief executive officer and chief financial officer. The Code of Conduct and the Code for SFO are available upon written request to PositiveID Corporation, Attention: Secretary, 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445. The audit committee of our Board is responsible for overseeing the Code of Conduct and the Code for SFO. Our audit committee must approve any waivers of the Code of Conduct for directors and executive officers and any waivers of the Code for SFO.

Stockholder Nominations for Directors

The nominating and governance committee considers possible candidates for directors from many sources, including from stockholders. If a stockholder wishes to recommend a nominee for director, written notice should be sent to the Corporate Secretary in accordance with the instructions set forth later in this proxy statement under “Stockholder Proposals for 2017 Annual Meeting.” Each written notice must set forth as to each person whom the stockholder proposes to nominate: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of our capital stock that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

As to the stockholder giving the notice: (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of our capital stock that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

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Qualifications of Candidates and Process for Identifying Candidates for Election to the Board of Directors

The Board evaluates the suitability of potential candidates nominated by stockholders in the same manner as other candidates recommended to the nominating and corporate governance committee, based on certain criteria for selecting new directors. Such criteria include the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct our affairs, including, when applicable, to enhance the ability of the committees of the Board to fulfill their duties and to satisfy and independence requirements imposed by applicable law, regulation, or stock exchange listing requirement.

Stockholder Communications

Our Board of Directors believes that it is important for us to have a process whereby our stockholders may send communications to the Board of Directors. Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a communication in writing, whether by letter, facsimile, or email addressed to the Chairman of the Board of Directors. Our address is 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445 and our facsimile number is 561-805-8000. For administrative efficiency, all such communications should be addressed to the Chairman of the Board of Directors, rather than any other members of the Board of Directors, and should contain the stockholder’s contact information, including the stockholder’s address and telephone number.

EXECUTIVE OFFICERS

Our executive officers, their ages and positions, as of the Record Date, are set forth below:

Name	Age	Position
William J. Caragol	49	Chairman of the Board, Chief Executive Officer and Acting Chief Financial Officer
Lyle L. Probst	45	President

A summary of the business experience of Mr. Caragol is set forth above.

Lyle L. Probst, 45, has served as our President since April 2014 and previously served as our vice president of operations and product development from May 2011 until April 2014. He has 15 years of management experience with large bio-detection programs and products, and joined PositiveID in 2011 at the time that PositiveID acquired Microfluidic Systems. Mr. Probst joined Microfluidic Systems in February 2007 and served as the director of project management until February 2010, and then served as the senior director of project management until April 2011. At Microfluidic Systems, Mr. Probst managed a series of programs such as the Department of Homeland Security Science & Technology BAND (Bioagent Autonomous Networked Detector) program. Before joining Microfluidic Systems, Mr. Probst directed bio-detection programs at Lawrence Livermore National Laboratory (“LLNL”) as a biomedical scientist project manager from February 2000 until February 2007. While he was at LLNL, he was instrumental in the development and deployment of BioWatch Generation 1, and was principal investigator/developer of the high-throughput BioWatch mobile laboratory and a subject matter expert within the Biodefense Knowledge Center. Mr. Probst was previously the Director of Capillary Electrophoresis and Director of Chemistries at the Joint Genome Institute. He holds a B.S. in Biology and an M.B.A in Executive Management.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of shares of our common stock as of September 15, 2016 by:

●	each of our directors;

●	each of our named executive officers;

●	all of our executive officers and directors as a group; and

●	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants or conversion of shares of Series II Preferred held by that person that are currently exercisable or exercisable within 60 days of September 15, 2016 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown opposite such person’s name. The percentage of beneficial ownership is based on 38,649,070 shares of our common stock outstanding and 1,452,274,070 voting shares as of September 15, 2016. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o PositiveID Corporation, 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445. The percentage of voting rights in the table below assumes that all Series II Preferred shares held by directors and named officers are voted in any instance requiring shareholder vote. Each owner of record of our Series II Preferred has voting rights equal to the number of shares of common stock that Series II Preferred is convertible into times twenty-five.

The beneficial owners of all issued shares have voting rights over such shares, whether or not such owners have dispositive powers with respect to the shares, and such shares are included in each person’s beneficial ownership amount. For the avoidance of doubt, if a beneficial owner does not have dispositive powers with respect to certain shares, each such person maintains voting control over these shares, and such shares are included in the determination the person’s beneficial ownership amount.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Outstanding Shares (%)	Percent of Voting Rights (%)
Five Percent Stockholders:
William J. Caragol (1)	26,956,118	41.2%	46.3%
Dominion Capital LLC (2)	3,861,042	9.9%	* %
Toledo Advisors LLC (3)	3,861,042	9.9%	* %
Union Capital, LLC (4)	3,861,042	9.9%	* %
Named Executive Officers and Directors:
William J. Caragol (1)	26,956,118	41.2%	46.3%
Lyle L. Probst (5)	11,423,201	22.8%	19.6%
Jeffrey S. Cobb (6)	3,866,751	9.1%	6.6%
Michael E. Krawitz (7)	4,248,551	9.9%	7.3%
Ned L. Siegel (8)	3,164,667	7.6%	5.4%
Executive Officers and Directors as a group (5 persons) (9)	49,659,288	56.3%	85.3%

*Less than 1%

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(1)	Mr. Caragol beneficially owns 26,956,118 shares which include 44,668 shares of common stock directly owned by Mr. Caragol. Mr. Caragol has sole voting power over 44,668 shares of our common stock. Mr. Caragol has sole dispositive power over 7,890 shares of our common stock. Mr. Caragol lacks dispositive power over 36,778 shares which are restricted as to transfer until January 1, 2018. Mr. Caragol owns 1,076 shares of Series II Preferred, which may convert to 26,911,450 shares of common stock. The Series II Preferred vests on January 1, 2019. On January 7, 2016, Mr. Caragol was granted 500,000 stock options, which vest: (i) 170,000 on January 1, 2017; (ii) 165,000 on January 1, 2018; (iii) 165,000 on January 1, 2019. Those shares are not included in the table above.

(2)	Dominion Capital LLC (“Dominion”), and Dominion’s managing members Mikhail Gurevich and Daniel Kordash, may be deemed to beneficially own shares of common stock beneficially owned by Dominion, including shares issuable to Dominion upon conversion of a series of convertible notes. The address of the principal business office of Dominion is 3 Fraser Lane, Westport, Connecticut 06880. Voting and dispositive power with respect to the shares owned by Dominion is exercised by Messrs. Gurevich and Kordash. Each of Dominion and Messrs. Gurevich and Kordash disclaims beneficial ownership or control of any of the securities listed above. However, by reason of the provisions of Rule 13d-3 of the Exchange Act, as amended, Dominion or Messrs. Gurevich and Kordash may be deemed to beneficially own or control the shares owned by Dominion.

(3)	Toledo Advisors LLC (“Toledo”), and Toledo’s managing member Moshe Mueller, may be deemed to beneficially own shares of common stock beneficially owned by Toledo, including shares issuable to Toledo upon conversion of a series of convertible notes. The address of the principal business office of Toledo is 641 5th Street, Lakewood, NJ 08701. Voting and dispositive power with respect to the shares owned by Toledo is exercised by Mr. Mueller. Each of Toledo and Mr. Mueller disclaims beneficial ownership or control of any of the securities listed above. However, by reason of the provisions of Rule 13d-3 of the Exchange Act, as amended, Toledo or Mr. Mueller may be deemed to beneficially own or control the shares owned by Toledo.

(4)	Union Capital, LLC (“Union”), and Union’s managing member Yakov Borenstein, may be deemed to beneficially own shares of common stock beneficially owned by Union, including shares issuable to Union upon conversion of a series of convertible notes. The address of the principal business office of Union is 525 Norton Parkway, New Haven, CT 06511. Voting and dispositive power with respect to the shares owned by Union is exercised by Mr. Borenstein. Each of Union and Mr. Borenstein disclaims beneficial ownership or control of any of the securities listed above. However, by reason of the provisions of Rule 13d-3 of the Exchange Act, as amended, Union and Mr. Borenstein may be deemed to beneficially own or control the shares owned by Union.

(5)	Includes 12,226 shares of our common stock and 5,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of September 15, 2016. Mr. Probst lacks dispositive power over 14,892 shares, which are restricted until January 1, 2018. Mr. Probst owns 456 shares of Series II Preferred, which may convert to 11,410,475 shares of common stock. The Series II Preferred vests on January 1, 2019. On January 7, 2016, Mr. Probst was granted 300,000 stock options, which vest: (i) 102,000 on January 1, 2017; (ii) 99,000 on January 1, 2018; (iii) 99,000 on January 1, 2019. Those shares are not included in the table above.

(6)	Includes 11,496 shares of our common stock and 755 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of September 15, 2016. Mr. Cobb lacks dispositive power over 1,200 shares, which are restricted until January 1, 2018. Mr. Cobb owns 154 shares of Series II Preferred, which may convert to 3,854,500 shares of common stock. The Series II Preferred vests on January 1, 2019.

(7)	Includes 12,456 shares of our common stock and 720 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of September 15, 2016. Mr. Krawitz lacks dispositive power over 2,000 shares, which are restricted until January 1, 2018. Mr. Krawitz owns 169 shares of Series II Preferred, which may convert to 4,235,375 shares of common stock. The Series II Preferred vests on January 1, 2019.

(8)	Includes 12,622 shares of our common stock and 720 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of September 15, 2016. Mr. Siegel lacks dispositive power over 2,400 shares, which are restricted until January 1, 2018. Mr. Siegel owns 126 shares of Series II Preferred, which may convert to 3,151,325 shares of common stock. The Series II Preferred vests on January 1, 2019.

(9)	Includes shares of our common stock beneficially owned by current executive officers and directors and shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of September 15, 2016, in each case as set forth in the footnotes to this table.

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EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

William J. Caragol	2015	200,000	(1)	345,000	(2)	—		—	—	55,812	(3)	600,812
Chairman, Chief Executive Officer and Acting Chief Financial Officer	2014	200,000	(1)	405,000	(4)	145,590	(5)	—	—	178,774	(6)	929,364

Lyle Probst	2015	200,000	(7)	237,500	(8)	—			—	—		437,500
President	2014	200,000	(7)	272,500	(9)	—		—	—	—		427,500

(1)	Represents the $200,000 salary pursuant to Mr. Caragol’s employment contract, as amended.

(2)	Represents the (i) grant date fair value of 150 Series I Convertible Preferred Stock (“Series I Preferred”) shares issued as a component of Mr. Caragol’s 2015 incentive compensation and $150,000 accrued incentive compensation for 2015. The Series I Preferred shares were issued on December 22, 2015, which were exchanged for Series II Preferred and will vest on January 1, 2019. The accrued incentive compensation will be paid in the future as working capital allows.

(3)	The amount shown includes (i) $25,000 for an expense allowance, and (ii) $30,812 for an automobile lease, insurance and gasoline expenses.

(4)	Represents the (i) grant date fair value of 10,000 shares of common stock, (ii) grant date fair value of 225 Series I Preferred shares issued as a component of Mr. Caragol’s 2014 incentive compensation and, (iii) $75,000 accrued incentive compensation for 2014. The Series I Preferred shares were issued on January 12, 2015, which were exchanged for Series II Preferred and will vest on January 1, 2019. The accrued incentive compensation was paid out during 2015.

(5)	Represents the aggregate grant date fair value, of 2,000 shares of our common stock and the grant date fair value of 143 Series shares granted to Mr. Caragol related to the reduction of his salary pursuant to his amended employment contract.

(6)	The amount shown includes (i) $25,000 for an expense allowance, (ii) $23,774 for an automobile lease, insurance and gasoline expenses, and (iii) grant date fair value of 100 Series I Preferred shares issued to Mr. Caragol as tax equalization payments for previous equity awards.

(7)	Represents a salary of $200,000. Mr. Probst was appointed President of the Company on April 16, 2014.

(8)	Represents the (i) grant date fair value of 125 Series I Preferred shares issued as a component of Mr. Probst’s 2015 incentive compensation and $75,000 accrued incentive compensation for 2015. The Series I Preferred shares were issued on December 22, 2015, which were exchanged for Series II Preferred and will vest on January 1, 2019. The accrued incentive compensation will be paid in the future as working capital allows.

(9)	Represents the (i) grant date fair value of the 7,333 shares of common stock, (ii) grant date fair value of 150 Series I Preferred shares issued as a component of Mr. Probst’s 2014 incentive compensation and, (iii) $50,000 accrued incentive compensation for 2014. The Series I Preferred shares were issued on January 12, 2015, which were exchanged for Series II Preferred and will vest on January 1, 2019. The accrued incentive compensation was paid out during 2015.

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Narrative Disclosure to Summary Compensation Table and Additional Narrative Disclosure

Executive Employment Arrangements

2011 Executive Employment Arrangements

On November 10, 2010, our Compensation Committee approved a five-year employment and non-compete agreement for Mr. Caragol. Beginning in 2011, Mr. Caragol began receiving a base salary of $225,000. His salary was set to increase a minimum of 5% per annum during each calendar year of the term. During the term, Mr. Caragol was due to receive a minimum annual bonus for each calendar year of the term in an amount equal to a minimum of one (1) times such executive’s base salary. Additionally, the Compensation Committee has the authority to approve a discretionary bonus for each year of the term. In 2010, Mr. Caragol received 600 shares of restricted stock, under the PositiveID Corporation 2009 Stock Incentive Plan. These restricted shares vested according to the following schedule: (i) 50% vest on January 1, 2012; and (ii) 50% vest on January 1, 2013. Mr. Caragol’s rights and interests in the unvested portion of the restricted stock were subject to forfeiture in the event he resigned prior to January 1, 2013 or was terminated for cause prior to January 1, 2013, with said cause being defined as a conviction of a felony or such person being prevented from providing services to us as a result of such person’s violation of any law, regulation and/or rule. Mr. Caragol is also entitled to Company-paid health insurance and disability insurance, non-allocable expenses of $25,000, and is entitled to use of an automobile leased by us and other automobile expenses, including insurance, gasoline and maintenance costs.

Amendments to 2011 Executive Employment Arrangements

Mr. Caragol’s annual base salary was increased from $225,000 to $275,000 in connection with his appointment as our chief executive officer effective August 26, 2011.

On December 6, 2011, the Compensation Committee approved a First Amendment to Employment and Non-Compete Agreement, or the First Amendment, between us and William J. Caragol, our Chief Executive Officer, in connection with Mr. Caragol’s assumption of the position of chairman of the Board effective December 6, 2011. The First Amendment amends the Employment and Non-Compete Agreement dated November 11, 2010, between us and Mr. Caragol and provides for, among other things, the elimination of any future guaranteed raises and bonuses, other than a 2011 bonus of $375,000 to be paid beginning January 1, 2012 in twelve (12) equal monthly payments. This bonus was not paid during 2012 and on January 8, 2013, $300,000 of such bonus was converted into 738,916 shares of our restricted common stock, which vest on January 1, 2016. The remaining $75,000 was paid in 2013. In addition, the First Amendment amends the change of control provision by increasing the multiplier from 3 to 5 and capping any change in control compensation to 10% of the transaction value. The First Amendment also obligated us to grant to Mr. Caragol an aggregate of 10,000 shares of restricted stock over a 4 year period as follows: (i) 2,000 shares upon execution of the First Amendment, which shall vest on January 1, 2014, (ii) 2,000 shares on January 1, 2012, which shall vest on January 1, 2015, (iii) 2,000 shares on January 1, 2013, which shall vest on January 1, 2015, (iv) 2,000 shares on January 1, 2014, which shall vest on January 1, 2018, and (v) 2,000 shares on January 1, 2015, which shall vest on January 1, 2018. We and Mr. Caragol agreed to delay the issuance of the first and second restricted share grants, for a total of 4,000 shares, until we had available shares under one of our stock incentive plans. The restricted shares were granted on October 4, 2012. Upon a change in control or in the event that Mr. Caragol terminates his employment for “constructive termination” (as such term is defined his employment agreement) or in the event we terminate his employment without cause, the restricted stock described above shall be issued within five (5) business days of such triggering event and all of the restricted stock shall vest immediately. If Mr. Caragol resigns, is terminated for cause, or his employment is terminated due to his death or disability, Mr. Caragol will forfeit the restricted shares discussed above.

Also effective September 28, 2012, we appointed William J. Caragol, our Chairman and Chief Executive Officer, as our acting Chief Financial Officer.

On January 14, 2014, the Company and Mr. Caragol agreed to amend his employment contract and reduce his annual salary from the remainder of its term to $200,000, per annum, in exchange for 143 shares of Series I Preferred, with a face value of $143,000. The Company also granted Mr. Caragol 100 shares of Series I Preferred as a tax equalization payment to compensate Mr. Caragol for taxes paid on unrealized stock compensation during past years.

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2015 Executive Employment Arrangements

The term of Mr. Caragol’s employment agreement ended on December 31, 2015. On April 8, 2016, the Company entered into employment contracts with both Mr. Caragol and Mr. Probst, effective January 1, 2016. The terms of Mr. Caragol’s employment contract include a three-year term and a salary of $275,000, with $75,000 of that salary deferred until such time as the Company’s working capital is sufficient to fund such payments. Mr Caragol’s salary will automatically adjust to $350,000 at the time that PositiveID’s common stock is listed on a national exchange. Mr. Caragol is eligible for annual bonuses and was granted 500,000 stock options, which vest; (i) 170,000 on January 1, 2017; (ii) 165,000 on January 1, 2018; (iii) 165,000 on January 1, 2019. Mr. Caragol is also entitled to the use of a Company car and related expenses and an unaccountable expense allowance of $25,000. The terms of Mr. Probst’s employment contract include a three-year term and a salary of $200,000. Mr Probst’s salary will automatically adjust to $250,000 at the time that PositiveID’s common stock is listed on a national exchange. Mr. Probst is eligible for annual bonuses and was granted 300,000 stock options, which vest; (i) 102,000 on January 1, 2017; (ii) 99,000 on January 1, 2018; (iii) 99,000 on January 1, 2019.

If either Mr. Caragol or Mr. Probst’s employment is terminated prior to the expiration of the term of his employment agreement, certain significant payments become due. The amount of such payments depends on the nature of the termination. In addition, the employment agreement contains a change of control provision that provides for the payment of 2.0 times and 2.95 times in the case of Mr. Probst and Mr. Caragol, respectively of the then current base salary and the same multipliers of the highest bonus paid to the executive during the three calendar years immediately prior to the change of control. Any outstanding stock options or restricted shares held by the executive as of the date of his termination or a change of control become vested and exercisable as of such date, and remain exercisable during the remaining life of the option. The employment agreement also contains non-compete and confidentiality provisions which are effective from the date of employment through two years from the date the employment agreement is terminated.

Outstanding Equity Awards as of December 31, 2015

The following table provides information as of December 31, 2015 regarding unexercised stock options and restricted stock outstanding held by Messrs. Caragol and Probst:

Outstanding Equity Awards as of December 31, 2015

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William J. Caragol	—	—	—	—	—	36,778	(1)(2)	$39,537	(3)	—	—
	—	—	—	—	—	—		—		—	—

Lyle Probst	60	—	—	$462.50	5/23/2021	—		—		—	—
	20	—	—	$287.50	8/31/2021	—		—		—	—
	20	—	—	$287.50	8/31/2022	—		—		—	—
	400	—	—	$50.00	6/06/2022	—		—		—	—
	—	—	—	—	—	12,226	(4)	$13,143	(3)	—	—

(1)	Mr. Caragol owns, as of December 31, 2015, an aggregate of 36,778 unvested shares of common stock which will vest on January 1, 2018.

(2)	Pursuant to Mr. Caragol’s employment agreements we are obligated to grant to Mr. Caragol an aggregate of 10,000 shares of restricted stock over a 4 year period as follows: (i) 2,000 shares upon execution of the agreement, which shall vest on January 1, 2014, (ii) 2,000 shares on January 1, 2012, which shall vest on January 1, 2015, (iii) 2,000 shares on January 1, 2013, which shall vest on January 1, 2015, (iv) 2,000 shares on January 1, 2014, which shall vest on January 1, 2018, and (v) 2,000 shares on January 1, 2015, which shall vest on January 1, 2018. Upon a change in control or in the event that Mr. Caragol terminates his employment for “constructive termination” (as such term is defined his employment agreement) or in the event we terminate his employment without cause, the restricted stock described above shall be issued within five (5) business days of such triggering event and all of the restricted stock shall vest immediately. If Mr. Caragol resigns, is terminated for cause, or his employment is terminated due to his death or disability, Mr. Caragol will forfeit the restricted shares discussed above.

(3)	Computed by multiplying the closing market price of a share of our common stock on December 31, 2015, or $1.075, by the number of shares of common stock that have not vested.

(4)	Mr. Probst was granted 4,893 of restricted stock on January 8, 2013 and 7,333 of restricted stock on April 16, 2014 as employee incentive compensation for 2012 and 2014, respectively. These restricted shares will vest on January 1, 2018.

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Director Compensation

The following table provides compensation information for persons serving as members of our Board of Directors during 2015:

2015 Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (2)	Total ($)
Jeffrey S. Cobb	20,000	—	—	—	—	65,000	85,000
Michael E. Krawitz	20,000	—	—	—	—	65,000	85,000
Ned L. Siegel	20,000	—	—	—	—	65,000	85,000

(1)	These fees are comprised of $5,000 per quarter, per director

(2)	Each non-executive board member was granted 50 shares of Series I Preferred on January 12, 2015, which have been exchanged for Series II Preferred and vest on January 1, 2019. These grants were components of 2015 director’s compensation.

On January 9, 2015, the Board of Directors approved the 2015 Board Compensation Plan, effective immediately, where each director receives a quarterly compensation of $5,000.

The total Series I Preferred shares that were issued to the independent board of directors as of April 6, 2016 (the date our Annual Report on Form 10-K for the year ended December 31, 2015 was filed) is detailed as follows:

Name	Position	Preferred Series I Issued	Common Shares Issuable Upon Conversion	Total Votes
Michael E. Krawitz	Director	151	5,985,151	149,628,768
Jeffrey S. Cobb	Director	138	5,569,487	139,237,177
Ned L. Siegel	Director	114	4,802,108	120,052,702
Total		403	16,356,746	408,918,647

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since the beginning of our fiscal year 2015, there has not been, and there is not currently proposed any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person, including any director, executive officer, holder of more than 5% of our capital stock during such period, or entities affiliated with them, had a material interest, other than as described in the transactions set forth below.

Former Related Party Transactions

Sale of VeriChip Business to Former Related Party

In a series of transactions between 2012 and 2014 PositiveID first licensed and subsequently sold all of the intellectual property related to its VeriChip implantable microchip business to VeriTeQ Corporation, a business run by a former related party (CEO of the Company through 2011). The final agreement in the series was the GlucoChip Agreement, dated October 20, 2014.

Pursuant to the VeriTeQ agreements, the Company holds a Note that was received as payment for shared services payments that the Company made on behalf of VeriTeQ during 2011 and 2012 which Note had an original value of $222,115. The note has been fully reserved in all periods presented. The Company also holds a five-year warrant dated November 13, 2013, with original terms entitling the Company to purchase 300,000 shares of VeriTeQ common stock at a price of $2.84. Pursuant to the terms of the warrant, in particular the full quantity and pricing reset provisions, the warrant had an original dollar value of $852,000 and can be exercised using a cashless exercise feature.

Pursuant to the GlucoChip Agreement, the Company transferred the intellectual property related to its GlucoChip development and agreed to provide financial support to VeriTeQ, for a period of up to two years, in the form of convertible promissory notes. The Company funded VeriTeQ $60,000 in 2014 and $140,000 less a $5,000 OID, as of the year ended December 31, 2015, VeriTeQ issued the Company Convertible Promissory Notes in total principal amount of $200,000. These notes have been fully reserved in all periods presented. The notes bear interest at the rate of 10% per annum; are due and payable twelve months from the effective date of the notes; and may be converted by the Company at any time after 190 days of the date of closing into shares of VeriTeQ common stock at a conversion price equal to a 40% discount of the average of the three lowest daily trading prices (as set forth in the notes) calculated at the time of conversion. The notes also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates in the event of such defaults. Pursuant to the GlucoChip Agreement, the Company agreed to provide VeriTeQ with continuing financial support through issuance of additional convertible promissory notes with similar terms and conditions as the original note up to an additional amount of $205,000. The continuing financial support is not required to be more frequent than every 100 days and may not be in excess of $50,000 in any individual note. As of December 31, 2015 the Company had issued Notes with a principal value of $200,000 under the GlucoChip Agreement. As VeriTeQ is in default of its agreements with the Company, there is no intention to provide any additional notes until such time as all defaults are cured.

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As of December 31, 2015 the Company had outstanding convertible notes receivable from VeriTeQ of $465,388 which includes $43,273 of accrued interest receivable and $5,000 OID.

Pursuant to the cashless exercise feature of the VeriTeQ warrant, the Company realized $335,600 of income during the year ended December 31, 2015. Proceeds from the cashless exercise of the VeriTeQ warrant was measured at fair value at the time of the sale and reported as other income. As VeriTeQ is an early stage company, not yet fully capitalized, the Company plans to continue to fully reserve all note receivable and warrant balances. If and when proceeds are realized in the future, gains will be recognized.

On October 19, 2015, VeriTeQ received a default notice from its senior lender demanding repayment of approximately $2.1 million of indebtedness, secured by substantially all of VeriTeQ’s assets, which VeriTeQ was unable to repay. VeriTeQ also received a Notice of Disposition of Collateral advising the Company that the senior lender, acting as collateral agent, intended to sell the assets at auction, which it did on November 4, 2015. VeriTeQ has ceased its business operations related to implantable medical device identification. On November 25, 2015, VeriTeQ entered into a Stock Purchase Agreement with an unaffiliated company whereby VeriTeQ agreed to acquire all of the issued and outstanding membership interests of that company. As of the date of this filing, VeriTeQ’s acquisition of has not closed.

Exchange of Shares of Series I Preferred for Series II Preferred

From September 30, 2013 through April 6, 2016 (the date our Annual Report on Form 10-K for the year ended December 31, 2015 was filed), the Company issued 2,025 shares of Series I Preferred to the following seven officers, directors and management for management and director compensation and payment of deferred obligations: our CEO, acting CFO and Chairman, William J. Caragol, our President, Lyle L. Probst, our three non-employee directors, Jeffrey Cobb, Michael Krawitz, and Ned L. Siegel, as well as Allison Tomek, our Senior Vice President of Corporate Development, and Kimothy Smith, our Chief Technology Advisor. Each share of Series I Preferred had voting rights equivalent to 25 votes per common share equivalent. As a result, as of April 6, 2016, the Company’s officers and directors had control of 81% of the Company’s voting shares. Mr. Caragol had control of 38.6% of the Company’s voting shares. There exists an inherent conflict of interest in the board approval of the issuance of Series I Preferred Stock to officers and directors of the Company, which granted themselves voting control over the Company.

On July 25, 2016, the Board authorized a Certificate of Designations of Preferences, Rights and Limitations of Series II Convertible Preferred Stock (the “Certificate”). The Certificate was filed with the State of Delaware Secretary of State on July 25, 2016. The Series II Preferred ranks: (a) senior with respect to dividends and right of liquidation with the common stock; (b) pari passu with respect to dividends and right of liquidation with the Corporation’s Series I Preferred and Series J Convertible Preferred Stock; and (c) junior to all existing and future indebtedness of the Company. The Series II Preferred has a stated value per share of $1,000, subject to adjustment as provided in the Certificate (the “Stated Value”), and a dividend rate of 6% per annum of the Stated Value. As with the Series I Preferred, the Series II Preferred has 25 votes per common share equivalent. The Series II Preferred is subject to redemption (at Stated Value, plus any accrued, but unpaid dividends (the “Liquidation Value”)) by the Company no later than three years after a Deemed Liquidation Event and at the Company’s option after one year from the issuance date of the Series II Preferred, subject to a ten-day notice (to allow holder conversion). The Series II Preferred is convertible at the option of a holder or if the closing price of the common stock exceeds 400% of the Conversion Price for a period of twenty consecutive trading days, at the option of the Company. Conversion Price means a price per share of the common stock equal to 100% of the lowest daily volume weighted average price of the common stock during the subsequent 12 months following the date the Series II Preferred was issued. On August 11, 2016, the Board of PositiveID agreed to exchange 2,025 shares of its Series I Preferred, which shares have a stated value of $2,261,800, held by its directors, officers and management, namely, our CEO, acting CFO and Chairman, William J. Caragol, our President, Lyle L. Probst, and our three non-employee directors, Jeffrey Cobb, Michael Krawitz, and Ned L. Siegel, as well as Allison Tomek, our Senior Vice President of Corporate Development, and Kimothy Smith, our Chief Technology Advisor, for 2,262 shares of Series II Preferred (the “Exchange”). Pursuant to the Exchange each existing holder of Series I Preferred exchanged their Series I Preferred shares for Series II Preferred shares having equivalent stated value, maintaining the same voting rights as they had as holders of the Series I Preferred. Per the table below and the table under the heading “Security Ownership of Certain Beneficial Owners and Management,” as of September 15, 2016, the Company’s officers and directors had control of 85.3% of the Company’s voting shares. Mr. Caragol had control of 46.3% of the Company’s voting shares. Both the Series I Preferred and the Series II Preferred have a stated value per share of $1,000, and a dividend rate of 6% per annum. All shares of Series I Preferred previously issued have become null and void and any and all rights arising thereunder have been extinguished. The Series II Preferred will vest on January 1, 2019, subject to acceleration in the event of conversion or redemption.

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Name	Position	Preferred Series II Issued	Common Shares Issuable Upon Conversion	Total Votes
William J. Caragol	Chairman and Chief Executive Officer	1,076	26,911,450	672,786,250
Michael E. Krawitz	Director	169	4,235,375	105,884,375
Jeffrey S. Cobb	Director	154	3,854,500	96,362,500
Ned L. Siegel	Director	126	3,151,325	78,783,125
Lyle Probst	President	456	11,410,475	285,261,875
Allison F. Tomek	SVP of Corporate Development	166	4,147,775	103,694,375
Kimothy Smith	Chief Technology Advisor	55	1,369,175	34,229,375
Caragol Family Irrevocable Trust		59	1,464,925	36,623,125
Total		2,262	56,545,000	1,413,625,000

Caragol Note

On September 7, 2012, we issued a Secured Promissory Note, or the Caragol Note, in the principal amount of $200,000 to William J. Caragol, or Caragol, our chairman and chief executive officer, in connection with a $200,000 loan to us by Caragol. The Caragol Note accrues interest at a rate of 5% per annum, and principal and interest on the Caragol Note were due and payable on September 6, 2013. We agreed to accelerate the repayment of principal and interest in the event that we raise at least $1,500,000 from any combination of equity sales, strategic agreements, or other loans, with no prepayment penalty for any paydown prior to maturity. The Caragol Note was secured by a subordinated security interest in substantially all of our assets of pursuant to a Security Agreement between us and Caragol dated September 7, 2012, or the Caragol Security Agreement. The Caragol Note may be accelerated if an event of default occurs under the terms of the Caragol Note or the Caragol Security Agreement, or upon our insolvency, bankruptcy, or dissolution. During 2012, the Company paid $100,000 of the principal amount of the Caragol Note and all accrued interest owed on the date of payment on December 18, 2012. Additionally, we and Caragol terminated the Caragol Security Agreement effective January 16, 2013. As of December 31, 2015, all outstanding principal and interest of the Caragol Note was fully paid.

Review, Approval or Ratification of Transactions with Related Parties

Our audit committee’s charter requires review and discussion of any transactions or courses of dealing with parties related to us that are significant in size or involve terms or other aspects that differ from those that would be negotiated with independent parties. Our nominating and governance committee’s charter requires review of any proposed related party transactions, conflicts of interest and any other transactions for which independent review is necessary or desirable to achieve the highest standards of corporate governance. It is also our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment, to obtain approval by our Board of Directors prior to our entering into any such transaction. In conformity with our various policies on related party transactions, each of the above transactions discussed in this “Certain Relationships and Related Transactions” section has been reviewed and approved by our Board of Directors.

Director Independence

Our Board of Directors currently consists of four members: William J. Caragol, Jeffrey S. Cobb, Michael E. Krawitz and Ned L. Siegel. Although we are no longer listed on the Nasdaq Capital Market, our Board has determined that three of our four directors, Messrs. Cobb, Krawitz and Siegel, are independent under the standards of the Nasdaq Capital Market. Mr. Caragol, who is our Chief Executive Officer and acting Chief Financial Officer is not considered independent.

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For transactions, relationships or arrangements that were considered by the Board in determining whether each director was independent, please see “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships” above.

(PROPOSAL 3)

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the appointment of Salberg & Company, P.A as our independent registered public accounting firm for the fiscal year ending December 31, 2016. We have been advised by Salberg & Company, P.A that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board, and complies with the auditing, quality control and independence standards and rules of the Public Company Accounting Oversight Board.

While the Audit Committee retains Salberg & Company, P.A as our independent registered public accounting firm, the Board is submitting the selection of Salberg & Company, P.A to our stockholders for ratification upon recommendation to do so by the Audit Committee and as a matter of good corporate governance.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the ratification of the selection of Salberg & Company, P.A as our independent registered public accounting firm for the year ending December 31, 2016. If the selection of Salberg & Company, P.A is not ratified by the affirmative votes of the holders of a majority of the votes of all the outstanding shares of capital stock cast at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, the Audit Committee will review its future selection of an independent registered public accounting firm in the light of that vote result. For this proposal, abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal. Even if the selection of Salberg & Company, P.A is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

Salberg & Company, P.A has no financial interest of any kind in the Company, except the professional relationship between auditor and client. A representative of Salberg & Company, P.A is not expected to be present at the Annual Meeting and will not have an opportunity to make a statement. As such, no Salberg & Company, P.A representative will also be available to respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

For the fiscal years ended December 31, 2015 and 2014, fees for audit and audit related services were as follows:

	2015(3)	2014(2)	2014 (1)

Audit Fees	$92,000	$59,000	$27,000
Audit Related Fees	86,000	—	7,500
All Other Fees	—	—	—
Total Fees	$178,000	$59,000	$34,500

(1)	Audit related fees for 2014 include review of registration statements and other SEC filings. Audit and audit related services were provided by EisnerAmper LLP. Audit fees in 2014 relate to the review of the March 31, 2014 interim financial statements conducted by EisnerAmper LLP.

(2)	Audit fees in 2014 provided by Salberg and Company P.A. relates to the 2014 fiscal year-end audit and June 30, 2014 and September 30, 2014 interim reviews.

(3)	In 2015 accountant fees were paid to Salberg and Company P.A. which include: (i) Audit Fees related to the 2015 fiscal year-end audit and the review of interim financial statements, (ii) Audit related fees for the 2013 and 2014 acquisition audits and 2015 interim reviews of the financial statements of both Thermomedics, Inc and E-N-G Mobile Systems, Inc.

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Pre-Approval Policies and Procedures

The audit committee has a policy for the pre-approval of all auditing services and any provision by the independent auditors of any non-audit services the provision of which is not prohibited by the Exchange Act or the rules of the SEC under the Exchange Act. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the audit committee, if it is to be provided by the independent auditor. All fees for independent auditor services will require specific pre-approval by the audit committee. Any fees for pre-approved services exceeding the pre-approved amount will require specific pre-approval by the audit committee. The audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

All services provided by and all fees paid to EisnerAmper LLP and Salberg & Company, P.A. in fiscal 2015 and 2014 were pre-approved by our audit committee, in accordance with its policy. None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulations S-X promulgated by the SEC.

Vote Required

Ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2016, will require the affirmative votes of the holders of a majority of the votes of all the outstanding shares of capital stock cast at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. For this proposal, abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the proposal to ratify the appointment of Salberg & Company, P.A as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the ratification of the appointment of Salberg & Company, P.A as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

(PROPOSAL 4)

APPROVAL OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board has approved, subject to shareholder approval at the Annual Meeting, a Third Amended and Restated Certificate of Incorporation in the form of Annex B hereto. If the Third Amended and Restated Certificate of Incorporation is approved by shareholders at the Annual Meeting, it will be effective upon filing with the Secretary of State of the State of Delaware.

Since the initial filing of the Company’s Certificate of Incorporation in 2001, there have been two completely amended and restated Certificates of Incorporation as well as numerous amendments to the second amended and restated Certificates of Incorporation, each of which is currently represented by a separate document. The Third Amended and Restated Certificate of Incorporation integrates all of the amendments that have been made by the Company to the Certificate of Incorporation, into one unified document, which eliminates the need to refer to a number of separate documents in order to find the complete text of the Certificate of Incorporation. It also makes the following changes.

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Action by Written Consent

Currently, our Second Amended and Restated Certificate of Incorporation, as amended, does not permit stockholders to act by written consent in lieu of a meeting. Our Board determined that it was in our stockholders’ best interests to have the power to act by written consent if such consent signed by the holders of outstanding shares having at least the minimum number of votes necessary to authorize or take that action.

Holders of Each Class of Capital Stock Entitled to Vote on Certain Changes to the Certificate of Incorporation as Single Class

Currently, our Second Amended and Restated Certificate of Incorporation, as amended, does not explicitly permit stockholders of different classes of the Company’s capital stock to vote as a single class with regard to certain changes to the Company’s certificate of incorporation. The power of the holders of shares of Series II Preferred (and, prior to the Exchange, the Series I Preferred) to vote as a single class with holders of our common stock on certain changes to the Company’s certificate of incorporation was intended to be given when such preferred stock was issued to enable the Company to, as quickly as possible, take advantage of certain financing opportunities that might be advantageous to us and our stockholders. Our Board determined that it is in our stockholders’ best interests to have the Company’s certificate of incorporation explicitly state that such voting is permitted.

This proposal is qualified in its entirety by reference to the full text of the Third Amended and Restated Certificate of Incorporation, which is attached hereto as Annex B.

Vote Required

Approval of the Company’s Third Amended and Restated Certificate of Incorporation will require the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. Abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the proposal to approve the Company’s Third Amended and Restated Certificate of Incorporation.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the approval of the Company’s Third Amended and Restated Certificate of Incorporation.

(PROPOSAL 5)

ADOPTION OF RESOLUTIONS THAT HAVE BEEN ADOPTED BY THE COMPANY’S BOARD OF DIRECTORS TO RATIFY EACH POSSIBLE “DEFECTIVE CORPORATE ACT” (AS DEFINED IN SECTION 204 OF THE DELAWARE GENERAL CORPORATION LAW) SET FORTH IN SUCH RESOLUTIONS AND TO APPROVE THE FILING OF CERTIFICATES OF VALIDATION WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE.

Our Board desires to remove any uncertainty regarding the validity of certain prior actions authorized by our stockholders. Our Second Amended and Restated Certificate of Incorporation, as amended (the “Current Charter”), may not properly provide that actions may be taken by shareholders by written consent without a meeting in accordance with Section 228 of the DGCL. In addition, increases to the authorized number of shares of common stock were approved by the holders of Series I Preferred without a vote of the holders of the common stock. Section 242 of the DGCL provides that the holders of the outstanding shares of a class of stock of a corporation shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation of such corporation, if the amendment would increase the aggregate number of authorized shares of such class of stock. Accordingly, our Board determined that it would be appropriate to ratify certain prior actions retroactive to the respective dates of such actions pursuant to Section 204 of the DGCL in order to avoid any uncertainty related to the effectiveness of each such action.

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Our Board adopted resolutions (attached hereto as Annex A and referred to herein as the “Ratification Resolutions”) identifying the possible defective corporate acts under Section 204 of the DGCL, identifying the respective dates of each of the possible defective corporate acts, setting forth the nature of the possible failures of authorization (as discussed herein), and approving the ratification of certain prior actions retroactive to the respective dates of such actions.

1. Charter Amendment 1 to Increase the Authorized Common Stock.

Background

On October 3, 2014, the Company received written consents in lieu of a meeting of stockholders from holders of voting stock representing approximately 71.3% of the total issued and outstanding shares of voting stock of the Company approving the filing of the Fifth Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock of the Company to nine hundred seventy million (970,000,000) (“Charter Amendment 1”). The terms and other information relating to Charter Amendment 1 were set forth in detail in the Company’s Definitive 14C Information Statement filed with the SEC on November 7, 2014 and available to the public from the web site maintained by the SEC at http://www.sec.gov.

On December 8, 2014, the Company filed Charter Amendment 1with the Secretary of State of the State of Delaware.

The Approval of Charter Amendment 1 May Constitute a Defective Corporate Act

As previously disclosed, our Current Charter does not properly provide that actions may be taken by shareholders by written consent without a meeting in accordance with Section 228 of the DGCL. In addition, Section 242 of the DGCL provides that the holders of the outstanding shares of a class of stock of a corporation shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation of such corporation, if the amendment would increase the aggregate number of authorized shares of such class of stock. Accordingly, Charter Amendment 1 may not have been duly authorized by our stockholders.

If Charter Amendment 1 did not receive the required approval, it would constitute a “defective corporate act” (as defined in Section 204 of the DGCL). After further consultation and investigation with outside counsel, our Board determined that Charter Amendment 1 may be void or voidable by reason of the following possible “failures of authorization” (as defined in Section 204 of the DGCL):

(i)	our Board did not resolve to call a special meeting of the stockholders entitled to vote in respect of Charter Amendment 1 for the consideration of Charter Amendment 1 or direct that Charter Amendment 1 be considered at the next annual meeting of stockholders as required by Section 242(b)(1) of the DGCL;

(ii)	Charter Amendment 1 was not approved at a stockholders meeting by holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of common stock. It was just approved by the majority (as provided in Section 242 of the DGCL) of the outstanding shares of Series I Preferred; and

(iii)	the consenting stockholders, as the holders of a majority of the issued and outstanding shares of voting stock of the Company, purported to act by written consent to approve Charter Amendment 1 notwithstanding the Current Charter did not properly provide that actions may be taken by shareholders by written consent without a meeting in accordance with Section 228 of the DGCL.

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Accordingly, because any of the foregoing may be deemed a failure of authorization, it could be argued that the Company would not have been authorized to execute, acknowledge and file Charter Amendment 1 with the Delaware Secretary of State. If it is concluded that the Company was not so authorized, Charter Amendment 1 would be void or voidable under the DGCL.

The Board Approved the Ratification of Charter Amendment 1

Section 204 of the DGCL, which is a statutory provision that became effective on April 1, 2014, provides that defects in stock issuances and other corporate acts render such stock and acts voidable and not void. Prior to the adoption of Section 204 of the DGCL, it was unclear whether under Delaware law defects in stock issuances or other corporate acts would render the stock or such other corporate acts void, and thus incapable of being validated or ratified, or merely voidable, and thus susceptible to cure by ratification. Section 204 allows the board of directors of a company, by following specified procedures, to validate a defective corporate act retroactive to the date the defective corporate act was originally taken.

On September 2, 2016, our Board determined that it would be appropriate to ratify Charter Amendment 1 pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of Charter Amendment 1.

Our Board adopted the Ratification Resolutions (Annex A) identifying Charter Amendment 1 as a possible defective corporate act under Section 204 of the DGCL, identifying December 8, 2014 (the date Charter Amendment 1 was filed with the Delaware Secretary of State) as the time of the possible defective corporate act, setting forth the nature of the possible failures of authorization (as discussed above), and approving the ratification of Charter Amendment 1.

Our Board further declared the ratification advisable and in the best interest of the Company, and recommended that the stockholders of the Company adopt the Ratification Resolutions.

Our Board further directed that notice of the meeting be provided (i) to all stockholders of the Company as of the Record Date. Our Board directed that the notice of meeting (i) contain a copy of the Ratification Resolutions, and (ii) contain a statement that any claim that the possible defective corporate act ratified pursuant to the Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

Reasons for the Ratification of Charter Amendment 1

Our Board approved the ratification of Charter Amendment 1, declared the ratification of Charter Amendment 1 to be advisable and in the best interest of the Company and its stockholders, and recommended that the stockholders vote to adopt the Ratification Resolutions and approve the ratification of Charter Amendment 1.

Our Board determined that it would be appropriate to ratify Charter Amendment 1pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of Charter Amendment 1.

Filing of a Certificate of Validation

Upon the receipt of (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy, to adopt the Ratification Resolutions, we will file a certificate of validation with respect to Charter Amendment 1with the Delaware Secretary of State. The effective time of the filing of the certificate of validation will be the validation effective time with respect to such ratification within the meaning of Section 204 of the DGCL.

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Effect of Ratification; Retroactive Validation of Charter Amendment 1

At the validation effective time, Charter Amendment 1 will no longer be deemed void or voidable as a result of the failures of authorization described above, and the effect of the ratification will be retroactive to December 8, 2014, which was the time of the original filing of Charter Amendment 1.

Time Limitations on Legal Challenges to the Ratification of Charter Amendment 1

Under the DGCL, any claim that the possible defective corporate act ratified pursuant to the Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

The Consequences if the Ratification of Charter Amendment 1 is Not Approved by the Stockholders

If the Ratification Resolutions are not approved, we will not be able to file a certificate of validation in order to ratify Charter Amendment 1 pursuant to DGCL Section 204. The failure to ratify Charter Amendment 1 under Section 204 may lead to claims that Charter Amendment 1 had not been validly approved by our stockholders.

2. Charter Amendment 2 to Increase the Authorized Common Stock.

Background

On March 25, 2015, the Company received written consents in lieu of a meeting of stockholders from holders of voting stock representing approximately 79.0% of the total issued and outstanding shares of voting stock of the Company approving the filing of the Sixth Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock of the Company to one billion, nine hundred seventy million (1,970,000,000) (“Charter Amendment 2”). The terms and other information relating to Charter Amendment 2 were set forth in detail in the Company’s Definitive 14C Information Statement filed with the SEC on April 8, 2015 and available to the public from the web site maintained by the SEC at http://www.sec.gov.

On April 30, 2015, the Company filed Charter Amendment 2 with the Secretary of State of the State of Delaware.

The Approval of Charter Amendment 2 May Constitute a Defective Corporate Act

As previously disclosed, our Current Charter does not properly provide that actions may be taken by shareholders by written consent without a meeting in accordance with Section 228 of the DGCL. In addition, Section 242 of the DGCL provides that the holders of the outstanding shares of a class of stock of a corporation shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation of such corporation, if the amendment would increase the aggregate number of authorized shares of such class of stock. Accordingly, Charter Amendment 2 may not have been duly authorized by our stockholders.

If Charter Amendment 2 did not receive the required approval, it would constitute a “defective corporate act” (as defined in Section 204 of the DGCL). After further consultation and investigation with outside counsel, our Board determined that Charter Amendment 2 may be void or voidable by reason of the following possible “failures of authorization” (as defined in Section 204 of the DGCL):

(i)	our Board did not resolve to call a special meeting of the stockholders entitled to vote in respect of Charter Amendment 2 for the consideration of Charter Amendment 2 or direct that Charter Amendment 2 be considered at the next annual meeting of stockholders as required by Section 242(b)(1) of the DGCL;

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(ii)	Charter Amendment 2 was not approved at a stockholders meeting by holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of common stock. It was just approved by the majority (as provided in Section 242 of the DGCL) of the outstanding shares of Series I Preferred; and

(iii)	the consenting stockholders, as the holders of a majority of the issued and outstanding shares of voting stock of the Company, purported to act by written consent to approve Charter Amendment 2 notwithstanding the Current Charter did not properly provide that actions may be taken by shareholders by written consent without a meeting in accordance with Section 228 of the DGCL.

Accordingly, because any of the foregoing may be deemed a failure of authorization, it could be argued that the Company would not have been authorized to execute, acknowledge and file Charter Amendment 2 with the Delaware Secretary of State. If it is concluded that the Company was not so authorized, Charter Amendment 2 would be void or voidable under the DGCL.

The Board Approved the Ratification of Charter Amendment 2

Section 204 of the DGCL, which is a statutory provision that became effective on April 1, 2014, provides that defects in stock issuances and other corporate acts render such stock and acts voidable and not void. Prior to the adoption of Section 204 of the DGCL, it was unclear whether under Delaware law defects in stock issuances or other corporate acts would render the stock or such other corporate acts void, and thus incapable of being validated or ratified, or merely voidable, and thus susceptible to cure by ratification. Section 204 allows the board of directors of a company, by following specified procedures, to validate a defective corporate act retroactive to the date the defective corporate act was originally taken.

On September 2, 2016, our Board determined that it would be appropriate to ratify Charter Amendment 2 pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of Charter Amendment 2.

Our Board adopted the Ratification Resolutions (Annex A) identifying Charter Amendment 2 as a possible defective corporate act under Section 204 of the DGCL, identifying April 30, 2015 (the date Charter Amendment 2 was filed with the Delaware Secretary of State) as the time of the possible defective corporate act, setting forth the nature of the possible failures of authorization (as discussed above), and approving the ratification of Charter Amendment 2.

Our Board further declared the ratification advisable and in the best interest of the Company, and recommended that the stockholders of the Company adopt the Ratification Resolutions.

Our Board further directed that notice of the meeting be provided (i) to all stockholders of the Company as of the Record Date. Our Board directed that the notice of meeting (i) contain a copy of the Ratification Resolutions, and (ii) contain a statement that any claim that the possible defective corporate act ratified pursuant to the Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

Reasons for the Ratification of Charter Amendment 2

Our Board approved the ratification of Charter Amendment 2, declared the ratification of Charter Amendment 2 to be advisable and in the best interest of the Company and its stockholders, and recommended that the stockholders vote to adopt the Ratification Resolutions and approve the ratification of Charter Amendment 2.

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Our Board determined that it would be appropriate to ratify Charter Amendment 2 pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of Charter Amendment 2.

Filing of a Certificate of Validation

Upon the receipt of (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy, to adopt the Ratification Resolutions, we will file a certificate of validation with respect to Charter Amendment 2 with the Delaware Secretary of State. The effective time of the filing of the certificate of validation will be the validation effective time with respect to such ratification within the meaning of Section 204 of the DGCL.

Effect of Ratification; Retroactive Validation of Charter Amendment 2

At the validation effective time, Charter Amendment 2 will no longer be deemed void or voidable as a result of the failures of authorization described above, and the effect of the ratification will be retroactive to April 30, 2015, which was the time of the original filing of Charter Amendment 2.

Time Limitations on Legal Challenges to the Ratification of Charter Amendment 2

Under the DGCL, any claim that the possible defective corporate act ratified pursuant to the Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

The Consequences if the Ratification of Charter Amendment 2 is Not Approved by the Stockholders

If the Ratification Resolutions are not approved, we will not be able to file a certificate of validation in order to ratify Charter Amendment 2 pursuant to DGCL Section 204. The failure to ratify Charter Amendment 2 under Section 204 may lead to claims that Charter Amendment 2 had not been validly approved by our stockholders.

3. Charter Amendment 3 to Increase the Authorized Common Stock.

Background

On February 25, 2016, the Company held a special meeting of stockholders and approximately 72.8% of the total issued and outstanding shares of voting stock of the Company approving the filing of the Seventh Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock of the Company to three billion, eight hundred ninety five million (3,895,000,000) (“Charter Amendment 3”). The terms and other information relating to Charter Amendment 3 were set forth in detail in the Company’s Definitive 14C Information Statement filed with the SEC on January 29, 2016 and available to the public from the web site maintained by the SEC at http://www.sec.gov.

On February 25, 2016, the Company filed Charter Amendment 3 with the Secretary of State of the State of Delaware.

The Approval of Charter Amendment 3 May Constitute a Defective Corporate Act

As previously disclosed, Section 242 of the DGCL provides that the holders of the outstanding shares of a class of stock of a corporation shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation of such corporation, if the amendment would increase the aggregate number of authorized shares of such class of stock. Accordingly, Charter Amendment 3 may not have been duly authorized by our stockholders.

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If Charter Amendment 3 did not receive the required approval, it would constitute a “defective corporate act” (as defined in Section 204 of the DGCL). After further consultation and investigation with outside counsel, our Board determined that Charter Amendment 3 may be void or voidable by reason of the following possible “failures of authorization” (as defined in Section 204 of the DGCL):

(i)	Charter Amendment 3 was not approved at a stockholders meeting by holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of common stock. It was just approved by the majority (as provided in Section 242 of the DGCL) of the outstanding shares of Series I Preferred; and

Accordingly, because the foregoing may be deemed a failure of authorization, it could be argued that the Company would not have been authorized to execute, acknowledge and file Charter Amendment 3 with the Delaware Secretary of State. If it is concluded that the Company was not so authorized, Charter Amendment 3 would be void or voidable under the DGCL.

The Board Approved the Ratification of Charter Amendment 3

Section 204 of the DGCL, which is a statutory provision that became effective on April 1, 2014, provides that defects in stock issuances and other corporate acts render such stock and acts voidable and not void. Prior to the adoption of Section 204 of the DGCL, it was unclear whether under Delaware law defects in stock issuances or other corporate acts would render the stock or such other corporate acts void, and thus incapable of being validated or ratified, or merely voidable, and thus susceptible to cure by ratification. Section 204 allows the board of directors of a company, by following specified procedures, to validate a defective corporate act retroactive to the date the defective corporate act was originally taken.

On September 2, 2016, our Board determined that it would be appropriate to ratify Charter Amendment 3 pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of Charter Amendment 3.

Our Board adopted the Ratification Resolutions (Annex A) identifying Charter Amendment 3 as a possible defective corporate act under Section 204 of the DGCL, identifying February 25, 2016 (the date Charter Amendment 3 was filed with the Delaware Secretary of State) as the time of the possible defective corporate act, setting forth the nature of the possible failures of authorization (as discussed above), and approving the ratification of Charter Amendment 3.

Our Board further declared the ratification advisable and in the best interest of the Company, and recommended that the stockholders of the Company adopt the Ratification Resolutions.

Our Board further directed that notice of the meeting be provided (i) to all stockholders of the Company as of the Record Date. Our Board directed that the notice of meeting (i) contain a copy of the Ratification Resolutions, and (ii) contain a statement that any claim that the possible defective corporate act ratified pursuant to the Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

Reasons for the Ratification of Charter Amendment 2

Our Board approved the ratification of Charter Amendment 3, declared the ratification of Charter Amendment 2 to be advisable and in the best interest of the Company and its stockholders, and recommended that the stockholders vote to adopt the Ratification Resolutions and approve the ratification of Charter Amendment 3.

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Our Board determined that it would be appropriate to ratify Charter Amendment 3 pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of Charter Amendment 3.

Filing of a Certificate of Validation

Upon the receipt of (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy, to adopt the Ratification Resolutions, we will file a certificate of validation with respect to Charter Amendment 3 with the Delaware Secretary of State. The effective time of the filing of the certificate of validation will be the validation effective time with respect to such ratification within the meaning of Section 204 of the DGCL.

Effect of Ratification; Retroactive Validation of Charter Amendment 3

At the validation effective time, Charter Amendment 3 will no longer be deemed void or voidable as a result of the failures of authorization described above, and the effect of the ratification will be retroactive to February 25, 2016, which was the time of the original filing of Charter Amendment 3.

Time Limitations on Legal Challenges to the Ratification of Charter Amendment 3

Under the DGCL, any claim that the possible defective corporate act ratified pursuant to the Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

The Consequences if the Ratification of Charter Amendment 3 is Not Approved by the Stockholders

If the Ratification Resolutions are not approved, we will not be able to file a certificate of validation in order to ratify Charter Amendment 3 pursuant to DGCL Section 204. The failure to ratify Charter Amendment 3 under Section 204 may lead to claims that Charter Amendment 3 had not been validly approved by our stockholders.

4. Charter Amendment 4 to Effect the Reverse Stock Split and Change in Par Value.

On April 8, 2016, the Company received written consents in lieu of a meeting of stockholders from holders of voting stock representing approximately 71.5% of the total issued and outstanding shares of voting stock of the Company approving the filing of the Eighth Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to grant discretionary authority to the Board to effect a reverse stock split at a ratio in the range of 1 for 10 to 1 for 50, such ratio to be determined by the Board, or to determine not to proceed with the reverse stock split (the “Reverse Stock Split”) and change the par value of the Company’s common stock from $0.01 per share to $0.001 per share (the “Change in Par Value”) (collectively, “Charter Amendment 4”). The terms and other information relating to Charter Amendment 4 were set forth in detail in the Company’s Definitive 14C Information Statement filed with the SEC on April 22, 2016 and available to the public from the web site maintained by the SEC at http://www.sec.gov.

On June 27, 2016, the Company filed Charter Amendment 4 with the Secretary of State of the State of Delaware. The Reverse Stock Split took effect on July 5, 2016. The Change in Par Value has not yet taken effect.

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The Approval of Charter Amendment 4 May Constitute a Defective Corporate Act

As previously disclosed, our Current Charter does not properly provide that actions may be taken by shareholders by written consent without a meeting in accordance with Section 228 of the DGCL. In addition, Section 242 of the DGCL provides that the holders of the outstanding shares of a class of stock of a corporation shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation of such corporation, if the amendment would increase the aggregate number of authorized shares of such class of stock. Accordingly, Charter Amendment 4 may not have been duly authorized by our stockholders.

If Charter Amendment 4 did not receive the required approval, it would constitute a “defective corporate act” (as defined in Section 204 of the DGCL). After further consultation and investigation with outside counsel, our Board determined that Charter Amendment 4 may be void or voidable by reason of the following possible “failures of authorization” (as defined in Section 204 of the DGCL):

(i)	our Board did not resolve to call a special meeting of the stockholders entitled to vote in respect of Charter Amendment 4 for the consideration of Charter Amendment 4 or direct that Charter Amendment 4 be considered at the next annual meeting of stockholders as required by Section 242(b)(1) of the DGCL;

(ii)	Charter Amendment 4 was not approved at a stockholders meeting by holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of common stock. It was just approved by the majority (as provided in Section 242 of the DGCL) of the outstanding shares of Series I Preferred; and

(iii)	the consenting stockholders, as the holders of a majority of the issued and outstanding shares of voting stock of the Company, purported to act by written consent to approve Charter Amendment 4 notwithstanding the Current Charter did not properly provide that actions may be taken by shareholders by written consent without a meeting in accordance with Section 228 of the DGCL.

Accordingly, because any of the foregoing may be deemed a failure of authorization, it could be argued that the Company would not have been authorized to execute, acknowledge and file Charter Amendment 4 with the Delaware Secretary of State. If it is concluded that the Company was not so authorized, Charter Amendment 4 would be void or voidable under the DGCL.

The Board Approved the Ratification of Charter Amendment 4

Section 204 of the DGCL, which is a statutory provision that became effective on April 1, 2014, provides that defects in stock issuances and other corporate acts render such stock and acts voidable and not void. Prior to the adoption of Section 204 of the DGCL, it was unclear whether under Delaware law defects in stock issuances or other corporate acts would render the stock or such other corporate acts void, and thus incapable of being validated or ratified, or merely voidable, and thus susceptible to cure by ratification. Section 204 allows the board of directors of a company, by following specified procedures, to validate a defective corporate act retroactive to the date the defective corporate act was originally taken.

On September 2, 2016, our Board determined that it would be appropriate to ratify Charter Amendment 4 pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of Charter Amendment 4.

Our Board adopted the Ratification Resolutions (Annex A) identifying Charter Amendment 4 as a possible defective corporate act under Section 204 of the DGCL, identifying June 27, 2016 (the date Charter Amendment 4 was filed with the Delaware Secretary of State) as the time of the possible defective corporate act, setting forth the nature of the possible failures of authorization (as discussed above), and approving the ratification of Charter Amendment 4.

Our Board further declared the ratification advisable and in the best interest of the Company, and recommended that the stockholders of the Company adopt the Ratification Resolutions.

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Our Board further directed that notice of the meeting be provided (i) to all stockholders of the Company as of the Record Date. Our Board directed that the notice of meeting (i) contain a copy of the Ratification Resolutions, and (ii) contain a statement that any claim that the possible defective corporate act ratified pursuant to the Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

Reasons for the Ratification of Charter Amendment 4

Our Board approved the ratification of Charter Amendment 4, declared the ratification of Charter Amendment 4 to be advisable and in the best interest of the Company and its stockholders, and recommended that the stockholders vote to adopt the Ratification Resolutions and approve the ratification of Charter Amendment 4.

Our Board determined that it would be appropriate to ratify Charter Amendment 4 pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of Charter Amendment 2.

Filing of a Certificate of Validation

Upon the receipt of (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy, to adopt the Ratification Resolutions, we will file a certificate of validation with respect to Charter Amendment 4 with the Delaware Secretary of State. The effective time of the filing of the certificate of validation will be the validation effective time with respect to such ratification within the meaning of Section 204 of the DGCL.

Effect of Ratification; Retroactive Validation of Charter Amendment 4

At the validation effective time, Charter Amendment 4 will no longer be deemed void or voidable as a result of the failures of authorization described above, and the effect of the ratification will be retroactive to June 27, 2016, which was the time of the original filing of Charter Amendment 4.

Time Limitations on Legal Challenges to the Ratification of Charter Amendment 4

Under the DGCL, any claim that the possible defective corporate act ratified pursuant to the Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

The Consequences if the Ratification of Charter Amendment 4 is Not Approved by the Stockholders

If the Ratification Resolutions are not approved, we will not be able to file a certificate of validation in order to ratify Charter Amendment 4 pursuant to DGCL Section 204. The failure to ratify Charter Amendment 4 under Section 204 may lead to claims that Charter Amendment 2 had not been validly approved by our stockholders.

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Vote Required

Adoption of the resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware, will require the affirmative vote of the holders of both: (i) shares representing a majority of the votes cast by the Series II Preferred at the Annual Meeting, in person or by proxy; and (ii) shares representing a majority of the votes cast by common stock alone (without counting the voting power of the Series II Preferred that are convertible into shares of the Company’s common stock), in person or by proxy. Abstentions and broker non-votes will be counted as present for the purposes of this vote and, therefore, will have the same effect as a vote against this proposal. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the proposal to adopt the resolutions that have been adopted by the Company’s Board of Directors to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR adoption of resolutions that have been adopted by the Board to ratify each possible “defective corporate act” (as defined in Section 204 of the Delaware General Corporation Law) set forth in such resolutions and to approve the filing of certificates of validation with the Secretary of State of the State of Delaware.

OTHER MATTERS

Stockholder Proposals for 2017 Annual Meeting. Stockholder proposals intended to be included in our 2017 Proxy or Information Statement must be submitted in writing to our Secretary no later than May 19, 2017 – i.e., 120 days before the date this proxy statement was released to shareholders in connection with this year’s annual meeting, pursuant to Rule 14a-8 of the Exchange Act. However, if we change the date of our 2017 Annual Meeting by more than 30 days from the date of our 2016 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2017 Annual Meeting. Proposals by stockholders to be presented at our 2017 Annual Meeting (but not intended to be included in our 2017 Proxy or Information Statement) must be submitted in writing to our Secretary no earlier than July 13, 2017 – i.e., 120 days before this year’s annual meeting, but no later than August 13, 2017 – i.e., 90 days before this year’s annual meeting, in accordance with our By-Laws; however, in the event that 2017 Annual Meeting is called for a date that is not within 45 days before or after the anniversary date of our 2016 Annual Meeting, to be timely, the stockholder’s notice must be received not earlier than the opening of business on the 120th day before the 2017 Annual Meeting and not later than the later of (x) the close of business on the 90th day before the 2017 Annual Meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2017Annual Meeting is made. Otherwise, the proxies named by our Board may exercise discretionary voting authority with respect to the stockholder proposal, without any discussion of the proposal in our proxy materials.

Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances, unless contrary instructions are received from stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to request delivery of a single copy of annual reports or proxy statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a stockholder wishes to receive a separate proxy statement for the 2017 Annual Meeting of Stockholders, the stockholder may receive printed copies by contacting Allison Tomek, Secretary, 1690 South Congress Avenue, Suite 201, Delray Beach, Florida 33445 by mail or by calling Allison Tomek at (561) 805-8000.

Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household in the future should also contact Allison Tomek, Secretary, by mail or telephone, as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

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Financial Statements. Our consolidated financial statements for the year ended December 31, 2015 are included in our 2015 Annual Report to Stockholders. Copies of the Annual Report are being sent to our stockholders concurrently with the mailing of this proxy statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Other Matters. At the date hereof, there are no other matters which the Board intends to present or has reason to believe others will present at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

WILLIAM J. CARAGOL

Chief Executive Officer
Delray Beach, Florida
September 16, 2016

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ANNEX A

RATIFICATION RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

OF

POSITIVEID CORPORATION

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS OF

POSITIVEID CORPORATION

THE UNDERSIGNED, being all of the directors of PositiveID Corporation, a Delaware corporation (the “Corporation”), do hereby consent to and adopt the following resolutions pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the “GCL”), and hereby direct that this Consent be filed with the minutes of the proceedings of the Board of Directors of the Corporation:

WHEREAS, Section 7.1 of the Second Amended and Restated Certificate of Incorporation of the Corporation, dated December 18, 2006 (as amended from time to time, the “Certificate of Incorporation”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) requires that any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual meeting or special meeting and may not be taken by written consent of the stockholders without a meeting;

WHEREAS, pursuant to the Certificate of Designations of Preferences, Rights and Limitations of Series I Convertible Preferred Stock, dated September 30 2013, as filed in the office of the Secretary of State on October 2, 2013, the board of directors of the Corporation provided for the issuance of a series of preferred stock of the Corporation designated as the Series I Convertible Preferred Stock (the “Series I Preferred Stock”), and the holders of such Series I Preferred Stock are entitled to vote on all matters requiring a shareholder vote;

WHEREAS, Section 242 of the GCL provides that the holders of the outstanding shares of a class of stock of a corporation shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation of such corporation, if the amendment would increase the aggregate number of authorized shares of such class of stock;

WHEREAS, the board of directors of the Corporation approved and deemed advisable the Fifth Certificate of Amendment of the Certificate of Incorporation (the “Fifth Amendment”), which Fifth Amendment was approved by the holders of the Series I Preferred Stock in accordance with Section 228 of the GCL by written consent, which Fifth Amendment was dated December 8, 2014 and filed in the office of the Secretary of State on December 8, 2014, and which Fifth Amendment increased the number of authorized shares of common stock of the Corporation (the “Common Stock”) from 470,000,000 to 970,000,000;

WHEREAS, the board of directors of the Corporation approved and deemed advisable the Sixth Certificate of Amendment of the Certificate of Incorporation (the “Sixth Amendment”), which Sixth Amendment was approved by the holders of the Series I Preferred Stock in accordance with Section 228 of the GCL by written consent, which Sixth Amendment was dated April 30, 2015 and filed in the office of the Secretary of State on April 30, 2015, and which Sixth Amendment increased the number of authorized shares of Common Stock from 970,000,000 to 1,975,000,000;

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WHEREAS, the board of directors of the Corporation approved and deemed advisable the Seventh Certificate of Amendment of the Certificate of Incorporation (the “Seventh Amendment”), which Seventh Amendment was approved by the holders of the Series I Preferred Stock in accordance with Section 228 of the GCL by written consent, which Seventh Amendment was dated February 25, 2016 and filed in the office of the Secretary of State on February 25, 2016, and which Seventh Amendment increased the number of authorized shares of Common Stock from 1,975,000,000 to 3,895,000,000;

WHEREAS, the board of directors of the Corporation approved and deemed advisable the Eighth Certificate of Amendment of the Certificate of Incorporation (the “Eighth Amendment” and, together with the Fifth Amendment, the Sixth Amendment and the Seventh Amendment, the “Amendments”), which Eighth Amendment was approved by the holders of the Series I Preferred Stock in accordance with Section 228 of the GCL by written consent, which Eighth Amendment was dated June 27, 2016 and filed in the office of the Secretary of State on June 27, 2016, and which Eighth Amendment effected a reverse stock split which combined every 50 shares of Common Stock into one (1) share of Common stock (the “Reverse Split”);

WHEREAS, each of the Amendments (i) was approved by the written consent of the stockholders in accordance with Section 228 of the GCL and the Certificate of Incorporation does not permit action by written consent of the stockholders, and (ii) was approved by the holders of Series I Preferred Stock without a vote of the holders of the Common Stock as required by Section 242 of the GCL;

WHEREAS, based upon the increases in the number of shares of Common Stock and the Reverse Split, each as described in the Amendments, the board of directors of the Corporation from time to time approved and deemed advisable the issuance and sale of shares of Common Stock in excess of the number of shares of Common Stock authorized prior to the filing of the Amendments, each as set forth on Schedule I attached hereto (collectively, the “Financings”);

WHEREAS, each of the Financings involved the issuance shares of Common Stock which were authorized pursuant to the Amendments and are potentially shares of putative stock (as defined in Section 204 of the GCL);

WHEREAS, the board of directors is concerned that some or all of the above-described corporate acts may constitute a defective corporate act (as defined in Section 204 of the GCL) and for avoidance of doubt, the board of directors of the Corporation has determined that it is advisable and in the best interests of the Corporation and its stockholders to ratify all such corporate acts (the “Ratification”), in each case pursuant to and in accordance with Section 204 of the GCL, in order to avoid any uncertainty related to the Common Stock; and

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WHEREAS, any claim that any of the potentially defective corporate acts or putative stock referenced herein being ratified under Section 204 of the GCL is void or voidable due to the identified potential failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the GCL not be effective or be effective only on certain conditions, must be brought within 120 days from the relevant validation effective time;

NOW, THEREFORE, BE IT RESOLVED, that (i) issuance and sale of shares of the Common Stock in connection with the Financings in excess of the number of shares of Common Stock authorized prior to the filing of the Amendments and (ii) the filing and effectiveness of each of the Amendments, are the potentially defective corporate acts to be ratified by the Ratification;

RESOLVED, FURTHER, that the date and time of the issuance of shares of Common Stock in excess of the shares of Common Stock authorized prior to the Amendments are set forth on Schedule I attached hereto;

RESOLVED, FURTHER, that the time of the filing and effectiveness of the Fifth Amendment was December 8, 2014, the time of the filing and effectiveness of the Sixth Amendment was April 30, 2015, the time of the filing and effectiveness of the Seventh Amendment was February 25, 2016, the time of the filing and effectiveness of the Eight Amendment was June 27, 2016;

RESOLVED, FURTHER, that the issuance and sale of shares of the Common Stock in connection with the Financings involved the issuance of 23,989,802 (the number of shares of Common Stock is adjusted for the Reverse Split) shares of Common Stock in excess of the number of shares of Common Stock authorized prior to the Amendments, which shares are potentially putative stock;

RESOLVED, FURTHER, that the Board hereby identifies the following as failures of authorization in respect of the Amendments: (i) the approval of the Amendments by written consent of the stockholders pursuant to Section 228 of the GCL in contravention of the Certificate of Incorporation which prohibits the stockholders of the Corporation from acting by written consent, and (ii) the approval of such Amendments solely by the holders of the Series I Preferred Stock without a vote of the holders of the Common Stock as required by Section 242 of the GCL;

RESOLVED, FURTHER, that the Board hereby identifies the following as failures of authorization in respect of the Financings: (i) the approval of such Amendments by written consent of the stockholders pursuant to Section 228 of the GCL in contravention of the Certificate of Incorporation which prohibits the stockholders of the Corporation from acting by written consent, (ii) the approval of the Amendments solely by the holders of the Series I Preferred Stock without a vote of the holders of the Common Stock as required by Section 242 of the GCL and (iii) the issuance of 23,989,802 shares of Common Stock in excess of the number of shares of Common Stock authorized prior to the Amendments;

RESOLVED, FURTHER, that, pursuant to and in accordance with Section 204 of the GCL, the Ratification be, and hereby is, approved, adopted and confirmed in all respects;

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RESOLVED, FURTHER, that these resolutions authorizing the Ratification shall be submitted to the stockholders of the Corporation entitled to vote thereon for adoption thereby, and the Board recommends that such stockholders adopt these resolutions authorizing the Ratification;

RESOLVED, FURTHER, that the record date for determining the stockholders of the Corporation entitled to vote on these resolutions authorizing the Ratification shall be the close of business on the date hereof;

RESOLVED, FURTHER, that the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to deliver a notice of Ratification in the form and containing the information required by Section 204 of the GCL and, if the resolutions authorizing the Ratification are adopted at a meeting of the shareholders, the sections of the GCL related thereto;

RESOLVED, FURTHER, that, subject to the adoption of the resolutions authorizing the Ratification by the stockholders, the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for an on behalf of the Corporation, to execute and file or cause to be filed with the Secretary of State, a certificate of validation in respect of each of (i) the Fifth Amendment, (ii) the Sixth Amendment, (iii) the Seventh Amendment and (iv) the Eighth Amendment, in each case in the form prescribed by Section 204 of the GCL;

RESOLVED, FURTHER, that, any time before the validation effective time in respect of the ratification of defective corporate acts set forth herein, the Board may abandon such ratification, as the case may be, before or after stockholder approval thereof, without further action by the stockholders;

RESOLVED, FURTHER, that the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to take any and all actions, to negotiate for an enter into agreements and amendments to agreements, to perform all such acts and things, to execute, filed, deliver or record in the name and on behalf of the Corporation, all such certificates (including, but not limited to, a certificate of validation in respect of each of (i) the Fifth Amendment, (ii) the Sixth Amendment, (iii) the Seventh Amendment and (iv) the Eighth Amendment), instruments, agreements or other documents, and to make all such payments as they, in their judgement, or in the judgement of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents;

[Signature Page Follows]

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IN WITNESS WHEREOF, the directors of this Corporation have caused this Consent to be executed as of the 2nd day of September 2016.

Name:	William J. Caragol

Name:	Jeffrey S. Cobb

Name:	Michael E. Krawitz

Name:	Ned L. Siegel

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Schedule I

Financings

Share Type	Date	Number of Shares	Number of Shares Adjusted for July 2016 Stock Split
Common Stock	February 11, 2016	7,088,608	141,772
Common Stock	February 26, 2015	4,848,485	96,970
Common Stock	March 9, 2016	5,079,365	101,587
Common Stock	March 14, 2016	2,000,000	40,000
Common Stock	March 16, 2016	1,194,030	23,881
Common Stock	March 16, 2016	8,358,209	167,164
Common Stock	March 21, 2016	1,313,433	26,269
Common Stock	March 22, 2016	1,804,511	36,090
Common Stock	April 1, 2016	1,379,310	27,586
Common Stock	April 4, 2016	435,000	8,700
Common Stock	April 7, 2016	6,720,672	134,413
Common Stock	April 13, 2016	4,324,324	86,486
Common Stock	April 12, 2016	3,603,748	72,075
Common Stock	April 13, 2016	2,173,913	43,478
Common Stock	April 19, 2016	4,180,180	83,604
Common Stock	April 21, 2016	7,179,487	143,590
Common Stock	April 21, 2016	3,960,396	79,208
Common Stock	April 25, 2016	8,296,296	165,926
Common Stock	April 25, 2016	3,023,566	60,471
Common Stock	May 4, 2016	5,891,474	117,829
Common Stock	May 2, 2016	3,720,930	74,419
Common Stock	May 6, 2016	8,682,171	173,643
Common Stock	May 9, 2016	5,000,000	100,000
Common Stock	May 5, 2016	4,141,176	82,824
Common Stock	May 12, 2016	3,243,243	64,865
Common Stock	May 16, 2016	4,363,636	87,273
Common Stock	May 17, 2016	9,831,461	196,629
Common Stock	May 17, 2016	13,099,415	261,988
Common Stock	May 25, 2016	5,818,182	116,364
Common Stock	May 25, 2016	25,543,860	510,877
Common Stock	May 26, 2016	6,109,091	122,182
Common Stock	May 26, 2016	29,090,909	581,818
Common Stock	May 26, 2016	9,831,461	196,629
Common Stock	June 1, 2016	28,220,761	564,415
Common Stock	June 2, 2016	14,545,455	290,909
Common Stock	June 2, 2016	14,545,455	290,909
Common Stock	June 9, 2016	1,390,434	27,809
Common Stock	June 13, 2016	12,444,444	248,889
Common Stock	June 15, 2016	5,376,344	107,527
Common Stock	June 15, 2016	3,000,000	60,000
Common Stock	June 16, 2016	15,477,047	309,541

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Share Type	Date	Number of Shares	Number of Shares Adjusted for July 2016 Stock Split
Common Stock	June 17, 2016	20,652,482	413,050
Common Stock	June 20, 2016	6,863,418	137,268
Common Stock	June 21, 2016	5,147,563	102,951
Common Stock	June 22, 2016	7,549,760	150,995
Common Stock	June 24, 2016	21,101,449	422,029
Common Stock	June 27, 2016	7,012,623	140,252
Common Stock	June 29, 2016	7,168,459	143,369
Common Stock	July 7, 2016		466,667
Common Stock	July 8, 2016		163,126
Common Stock	July 8, 2016		105,452
Common Stock	July 11, 2016		143,799
Common Stock	July 11, 2016		447,374
Common Stock	July 14, 2016		325,944
Common Stock	July 18, 2016		236,162
Common Stock	July 19, 2016		788,519
Common Stock	July 19, 2016		259,951
Common Stock	July 21, 2016		389,927
Common Stock	July 22, 2016		208,333
Common Stock	July 25, 2016		100,000
Common Stock	July 26, 2016		(1,416)
Common Stock	July 27, 2016		396,694
Common Stock	July 28, 2016		716,846
Common Stock	July 28, 2016		669,056
Common Stock	July 29, 2016		224,215
Common Stock	August 1, 2016		761,905
Common Stock	August 4, 2016		493,827
Common Stock	August 9, 2016		286,533
Common Stock	August 12, 2016		340,426
Common Stock	August 12, 2016		286,533
Common Stock	August 12, 2016		400,000
Common Stock	August 11, 2016		510,638
Common Stock	August 17, 2016		526,316
Common Stock	August 19, 2016		818,713
Common Stock	August 23, 2016		605,296
Common Stock	August 24, 2016		273,038
Common Stock	August 26, 2016		323,887
Common Stock	August 26, 2016		1,252,796
Common Stock	August 29, 2016		416,320
Common Stock	August 30, 2016		805,369
Common Stock	August 30, 2016		1,358,235
Common Stock	August 30, 2016		1,252,796

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ANNEX B

FORM OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

POSITIVEID CORPORATION

PositiveID Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “PositiveID Corporation.” The Corporation was originally incorporated under the name “Surgical Identification Services, Inc.,” and the original certificate of incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on November 29, 2001.

2. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State on December 20, 2005.

3. A Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”) was filed with the Secretary of State on December 18, 2006.

4. This Third Amended and Restated Certificate of Incorporation (this “Certificate”) has been duly adopted by the Board of Directors and has been approved and adopted by the stockholders of the Corporation, in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

5. This Certificate restates, integrates and further amends the provisions of the Second Amended and Restated Certificate of Incorporation.

6. The text of the Second Amended and Restated Certificate of Incorporation is hereby restated and amended to read in its entirety as follows:

ARTICLE I
NAME

The name of the corporation is PositiveID Corporation.

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) and to possess and exercise all of the powers and privileges granted by such law and any other law of the State of Delaware.

ARTICLE III
REGISTERED AGENT

The street address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Suite 403-B, in the City of Wilmington, County of New Castle, 19805, and the name of the Corporation’s registered agent at such address is Vcorp Services, LLC.

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ARTICLE IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock.

The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 3,900,000,000 shares, consisting of 3,895,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock (the “Preferred Stock”), 2,500 of which are designated as Series I Convertible Preferred Stock, par value $0.01 per share, 3,000 of which are designated as Series II Convertible Preferred Stock, par value $0.01 per share, and 1,700 of which are designated as Series J Convertible Preferred Stock, par value $0.01 per share.

Except as otherwise expressly set forth this Certificate (including, but not limited to, Section 4.3(a) hereof and any Preferred Stock Designation (as defined in Section 4.2), the holders of Common Stock, the holders of any class or series of Preferred Stock with voting rights and the holders of any other class or series of stock of the Corporation with voting rights shall be entitled to vote and shall vote as a single class on all matters with respect to which a vote of the shareholders of the Corporation is required or permitted under applicable law, this Certificate or the By-Laws of the Corporation (the “By-Laws”). Whenever applicable law, this Certificate or the By-Laws provide for a vote of the shareholders of the Corporation on any matter, approval of such matter shall require the affirmative vote of a majority of the votes cast by the holders entitled to vote thereon unless otherwise expressly provided under applicable law, this Certificate or the By-Laws.

No holder of stock of any class or series of the Corporation, whether now or hereafter authorized or issued, shall be entitled, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, or of any securities convertible into stock of any class or series, or to which are attached or with which are issued warrants or rights to purchase any such stock, whether now or hereafter authorized, issued or sold, whether issued for moneys, property or services, or by way of dividend or otherwise, or any right or subscription to any thereof, other than such, if any, as the Board of Directors of the Corporation (the “Board”) in its discretion may from time to time fix, pursuant to authority hereby conferred upon it; and any shares of stock or convertible obligations with warrants or rights to purchase any such stock, which the Board may determine to offer for subscription, may be sold without being first offered to any of the holders of the stock of the Corporation of any class or classes or series or may, as the Board may determine, be offered to holders of any class or classes or series of stock exclusively or to the holders of all classes or series of stock, and if offered to more than one class or series of stock, in such proportions as between such classes or series of stock as the Board, in its discretion, may determine.

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Section 4.2 Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more classes or series. The Board is hereby expressly authorized to provide for the issuance of shares of Preferred Stock in one or more classes or series and to establish from time to time the number of shares to be included in each such class or series and to fix the designations, voting powers (including that each share of such class or series shall carry one vote or more or less than one vote per share), preferences and relative, participating, optional and other special rights, if any, of each such class or series and the qualifications, limitations and restrictions thereof, as shall be stated in the resolution(s) adopted by the Board providing for the issuance of such class or series and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any class or series of Preferred Stock may, to the extent permitted by law, provide that such class or series shall be superior to, rank equally with or be junior to the Preferred Stock of any other class or series. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any class or series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any class or series of the Preferred Stock authorized by and complying with the conditions of this Certificate.

(b) The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by an amendment of this Certificate that may be adopted by resolution adopted by the Board and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any similar provision hereafter enacted, with such outstanding shares of Common Stock and other stock entitled to vote thereon considered for this purpose as a single class, and no vote of the holders of any shares of Preferred Stock or any class or series thereof, voting separately as a class, shall be required therefor.

(c) Pursuant to the authority conferred by this Article IV upon the Board, the Board created a series of shares of Preferred Stock designated as Series I Convertible Preferred Stock (the “Series I Preferred Stock”), by filing a certificate of designations of preferences, right and limitations of the Series I Preferred Stock with the Secretary of State of the State of Delaware (the “Secretary of State”) on October 2, 2013, as amended by the amended and restated certificate of designations of preferences, right and limitations of the Series I Preferred Stock as filed with the Secretary of State on January 7, 2015, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Series I Preferred Stock, are set forth in Appendix A hereto and are incorporated herein by reference.

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(d) Pursuant to the authority conferred by this Article IV upon the Board, the Board created a series of shares of Preferred Stock designated as Series II Convertible Preferred Stock (the “Series II Preferred Stock”), by filing a certificate of designations of preferences, right and limitations of the Series II Preferred Stock with the Secretary of State on July 25, 2016, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Series II Preferred Stock, are set forth in Appendix B hereto and are incorporated herein by reference.

(e) Pursuant to the authority conferred by this Article IV upon the Board, the Board created a series of shares of Preferred Stock designated as Series J Convertible Preferred Stock (the “Series J Preferred Stock”), by filing a certificate of designations of preferences, right and limitations of the Series J Preferred Stock with the Secretary of State on December 7 , 2015, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Series J Preferred Stock, are set forth in Appendix C hereto and are incorporated herein by reference.

Section 4.3 Common Stock.

(a) The holders of shares of Common Stock shall be entitled to one vote for each such share of Common Stock held on each matter properly submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders the holders of outstanding shares of Common Stock shall have the right to vote for the election of directors and on all other matters property submitted to a vote of the stockholders. Notwithstanding the foregoing and Section 4.1 hereof, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding class or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such class or series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation).

(b) The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by an amendment of this Certificate that may be adopted by resolution adopted by the Board and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any similar provision hereafter enacted, with such outstanding shares of Common Stock and other stock entitled to vote thereon considered for this purpose as a single class, and no vote of the holders of any shares of Common Stock or any class or series thereof, voting separately as a class, shall be required therefor.

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(c) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(d) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, tenably in proportion to the number of shares of Common Stock held by them.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1 Board Powers.

The business and affairs of the Corporation shall be managed by, or under the direction of the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the By-Laws, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate and any By-Laws; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such By-Laws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

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(b) Subject to Section 5.5, a director shall hold office until the annual meeting for the year in which his or her term expires or until his or her successor has been elected and qualified, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(c) Unless and except to the extent that the By-Laws shall so require, the election of directors need not be by written ballot.

(d) There shall be no cumulative voting in the election of directors.

Section 5.3 Newly Created Directorships and Vacancies

Subject to Section 5.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the term to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

Section 5.4 Removal.

Subject to Section 5.5, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock - Directors.

Notwithstanding any other provision of this Article V and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation).

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ARTICLE YI
BY-LAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board is expressly authorized and empowered to adopt, amend, alter or repeal the By-Laws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the By-Laws. The stockholders shall, to the extent such power is at the time conferred on them by applicable law, also have the power, by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, to make, alter, amend or repeal any By-Laws of the Corporation.

ARTICLE VII
MEETINGS OF STOCKHOLDERS

Section 7.1 Action by Written Consent.

Except as otherwise required by the specific terms of any class or series of Preferred Stock as set forth in the Preferred Stock Designation with respect to such class or series, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote on such action having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 7.2 Meetings.

Except as otherwise required by law or the terms of any one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer, the President, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 7.3 Advance Notice.

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

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Section 7.4 Location.

Meetings of stockholders may be held within or outside the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to applicable law) outside of the State of Delaware at such place or places as may be designated from time to time by the Board or in the By-Laws.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Personal Liability.

No person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL as the same exists or hereafter may be amended. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the liability of directors, then the liability of a director to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or amendment of this Section 8.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 8.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 8.2 Indemnification.

(a) Each person who is or was made a party or threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification and advancement of expenses conferred by this Section 8.2 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition to the fullest extent authorized by the DGCL as the same exists or is hereafter amended.

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(b) The rights conferred on any Covered Person by this Section 8.2 shall not be exclusive of any other rights which any Covered Person may have or hereafter acquire under law, this Certificate, the By-Laws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 8.2 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons, provided, however, that if the DGCL requires or permits the payment of such expenses incurred by a Covered Person as set forth herein in advance of the final disposition of a proceeding, such payment shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director of officer is not entitled to be indemnified under this Section or otherwise.

(e) The Corporation may, by action of its Board, provide indemnification and the advancement of expenses to such of the officers, employees and agents of the Corporation and such other persons serving at the request of the Corporation as officers, employees and agents of another corporation, partnership, joint venture, limited liability company, trust or other enterprise to such extent as is permitted by the laws of the State of Delaware as the same exists or are hereafter amended and the Board shall determine to be appropriate.

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(f) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such liability under Delaware law.

(g) The rights and authority conferred in this Article VIII shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

ARTICLE IX
AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate (including any Preferred Stock Designation), and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by this Certificate, the By-Laws or the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article; provided, however, that, notwithstanding any other provision of this Certificate, and in addition to any other vote that may be required by law or any Preferred Stock Designation, the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate.

ARTICLE X
SECTION 203 OF THE DGCL

The Corporation elects not to be governed by Section 203 of the DGCL.

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ARTICLE XII
SECTION 102(B)(2) OF THE DGCL

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under §291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under §279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, PositiveID Corporation has caused this Certificate to be duly executed in its name and on its behalf by its Chief Executive Officer this _____ day of October, 2016.

POSITIVEID CORPORATION

By:
Name:	William J. Caragol
Title:	Chief Executive Officer

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Appendix A

POSITIVEID CORPORATION

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES I CONVERTIBLE PREFERRED STOCK

William J. Caragol and Allison F. Tomek, hereby certify that:

1. They are the Chief Executive Officer and Secretary, respectively, of PositiveID Corporation, a Delaware corporation (the “Corporation”).

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares of $0.01 par value preferred stock (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid in accordance with Section 151 of the General Corporation Law of the State of Delaware, and as set forth in this Amended and Restated Certificate of Designations of Preferences, Rights and Limitations of Series I Convertible Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series I Convertible Preferred Stock, which will consist of 2,500 shares of Preferred Stock, par value $0.01 per share, which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock are as follows:

I. Terms of Preferred Stock.

A. Designation and Amount. The series of Preferred Stock will be designated as the Corporation’s Series I Convertible Preferred Stock (the “Series I Preferred Stock”) and the number of shares so designated will be 2,500, which will not be subject to increase without the consent of the holders (each a “Holder” and collectively, the “Holders”) of a majority of the outstanding shares of Series I Preferred Stock.

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B. Ranking and Voting.

1. Ranking. The Series I Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and right of liquidation with the Corporation’s Common Stock (“Common Stock”); and (b) junior to all existing and future indebtedness of the Corporation. Without the prior written consent of Holders holding a majority of the outstanding shares of Series I Preferred Stock, the Company may not issue any Preferred Stock that is not junior to the Series I Preferred Stock in right of dividends and liquidation.

2. Voting. Each share of Series I Preferred Stock shall be entitled to vote on all matters requiring shareholder vote. Each share of Series I Preferred Stock will be entitled to the number of votes per share based on the calculation of As Converted Voting Shares, as defined in Section I.G.5.a, calculated on any record date for any shareholder vote.

C. Dividends.

Commencing on the date of the issuance of such shares of Series I Preferred Stock (each respectively an “Issuance Date”), Holders of Series I Preferred Stock will be entitled to dividends on each outstanding share of Series I Preferred Stock (“Dividends”), at a rate equal to 6.0% per annum (“Dividend Rate”) of a stated value (“Stated Value”) of $1,000 per share of Series I Preferred Stock, subject to appropriate adjustment in the event of any stock splits, stock dividends, combinations of shares, recapitalizations or other such events relating to the outstanding Series I Preferred Stock at any time and from time to time. Dividends will accrue monthly and will be added to the Series I Liquidation Value, and upon redemption of the Series I Preferred Stock in accordance with Section I.F. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section I.C. will be made based on a 365-day year, compounded monthly.

So long as any shares of Series I Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock.

D. Protective Provision. So long as any shares of Series I Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of Series I Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series I Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series I Preferred Stock, (iii) amend its articles of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series I Preferred Stock, (v) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to any of the foregoing.

1. A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or, if the surviving or resulting corporation is a wholly-owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

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2. The Corporation will not have the power to effect a Deemed Liquidation Event referred to in Section I.D.1 unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E.

E. Liquidation.

Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, and after payment or provision for any liquidation preference payable to the holders of any Preferred Stock ranking senior upon liquidation to the Series I Preferred Stock, but prior to any distribution or payment made to the holders of Common Stock or the holders of any Preferred Stock ranking junior upon liquidation to the Series I Preferred Stock by reason of their ownership thereof, the Holders of Series I Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series I Preferred Stock equal to the Stated Value thereof plus any accrued but unpaid Dividends thereon (collectively, the “Series I Liquidation Value”).

If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F. Redemption.

1. Corporation’s Redemption Option. At any time after one year from the Issuance Date and subject to a ten day advance notice (via email or overnight courier) to the Holders, the Corporation will have the right, at the Corporation’s option, to redeem all or any portion of the shares of Series I Preferred Stock at a price per share equal to 100% of the Series I Liquidation Value of the shares being redeemed. After the initial notice is delivered to the Holders, during the ten day notice period, Holders will have the right to convert pursuant to Section I.G.

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2. Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will redeem all of the outstanding shares of Series I Preferred Stock prior to the Deemed Liquidation Event. All Series I Preferred Shares shall be redeemed no later than three years after the Deemed Liquidation Event.

3. Mechanics of Redemption. If the Corporation elects to redeem any of the Holders’ Series I Preferred Stock then outstanding, it will deliver written notice thereof via email or overnight courier (“Notice of Redemption at Option of Corporation”) to each Holder whose shares are to be redeemed, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series I Preferred Stock that the Corporation is electing to redeem, (b) the date upon which the applicable redemption price will be paid, and (c) the amount of the applicable redemption price (with a reasonably detailed calculation thereof). The Notice of Redemption at Option of Corporation may not be delivered until at least ten days after notice is delivered to Holder pursuant to Section I.F.1. Upon receipt of such initial notice, the Holder will have the right to convert its Series I Preferred Shares into common shares pursuant to Section I.G.

4. Payment of Redemption Price. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, if Holder does not choose to convert pursuant to Section I.G, such Holder will promptly submit to the Corporation such Holder’s Series I Preferred Stock certificates. Upon receipt of such Holder’s Series I Preferred Stock certificates, the Corporation will pay the applicable redemption price to such Holder in cash.

G. Conversion.

1. Mechanics of Conversion.

Subject to the terms and conditions hereof, any or all of the outstanding shares of Series I Preferred Stock may be converted into shares of Common Stock at any time or times after the Issuance Date, at the option of Holder, (i) if at the option of a Holder, by delivery of a written notice to the Corporation (the “Holder Conversion Notice”), of the Holder’s election to convert Series I Preferred Stock and the number of shares of Series I Preferred Stock which such Holder is electing to convert, or (ii) if at the option of the Corporation, if and only if the closing price of the Common Stock on the Trading Market exceeds 400% of the Conversion Price for a period of twenty consecutive trading days, by delivery of a written notice to the subject Holder (the “Corporation Conversion Notice” and, with the Holder Conversion Notice, each a “Conversion Notice”), stating the Corporation’s election to convert Series I Preferred Stock and the number of such Holder’s shares of Series I Preferred Stock to be converted.

Within one day of the Corporation Conversion Notice or Holder Conversion Notice, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Corporation Conversion Notice to the Holder. Within three days of notice the Corporation shall issue a certificate for the number of shares specified in the Holder Conversion Notice or Corporation Conversion Notice.

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2. Payment and Issuance Upon Conversion. In the event of a conversion of any Series I Preferred Stock, the Corporation shall issue to such Holder a number of Conversion Shares equal to (i) the Series I Liquidation Value multiplied by (ii) the number of shares of Series I Preferred Stock held by such Holder and subject to the Holder Conversion Notice, divided by (iii) the Conversion Price with respect to such Series I Preferred Stock.

3. Stock Splits. If the Corporation at any time and from time to time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Corporation at any time and from time to time on or after the first Issuance Date combines (by combination, reverse stock split, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section I.G.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

4. Rights. In addition to any adjustments pursuant to Section I.G.3, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

5. Definitions. For purposes of this Section I, the following terms shall have the following meanings:

a. “As Converted Voting Shares” means the number of votes per share of Series I Preferred Stock calculated as pursuant to the following formula: Number of votes per Series I share = Series I Liquidation Value per share, divided by the Conversion Price, multiplied by twenty-five (25).

b. “Conversion Price” means a price per share of Common Stock equal to 100% of the closing bid price of the Common Stock on the Issuance Date, subject to adjustment as otherwise provided herein.

c. “Conversion Shares” means shares of Common Stock issuable upon conversion of Series I Preferred Stock.

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d. “Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

e. “Trading Market” means the OTC Bulletin Board, the OTCQB, the OTC Pink Sheets, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock. All Trading Market data shall be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

f. “Transaction Documents” means, collectively, any Stock Purchase Agreement pursuant to which any share of Series I Preferred Stock is issued, and all other agreements, certificates and documents referenced therein or annexed thereto.

H. Stock Register. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series I Preferred Stock, which shall be prima facie indicia of ownership of all outstanding shares of Series I Preferred Stock. Upon the surrender of any certificate representing Series I Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

II. Miscellaneous.

A. Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section II.A prior to 5:30 p.m. Eastern time, (2) the first business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

B. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series I Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C. Headings. The headings contained herein are for convenience only and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, chief financial officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series I Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

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POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES II CONVERTIBLE PREFERRED STOCK

William J. Caragol and Allison F. Tomek, hereby certify that:

1. They are the Chief Executive Officer and Secretary, respectively, of PositiveID Corporation, a Delaware corporation (the “Corporation”).

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock. There are currently 2,500 shares of preferred stock designated, of which 2,500 shares are Series I Convertible Preferred Stock.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares of $0.01 par value preferred stock (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid in accordance with Section 151 of the General Corporation Law of the State of Delaware, and as set forth in this Certificate of Designations of Preferences, Rights and Limitations of Series II Convertible Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series II Convertible Preferred Stock, which will consist of 3,000 shares of Preferred Stock, par value $0.01 per share, which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock are as follows:

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I. Terms of Preferred Stock.

A. Designation and Amount. The series of Preferred Stock will be designated as the Corporation’s Series II Convertible Preferred Stock (the “Series II Preferred Stock”) and the number of shares so designated will be 3,000, which will not be subject to increase without the consent of the holders (each a “Holder” and collectively, the “Holders”) of a majority of the outstanding shares of Series II Preferred Stock.

B. Ranking and Voting.

1. Ranking. The Series II Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and right of liquidation with the Corporation’s Common Stock (“Common Stock”); (b) pari passu with respect to dividends and right of liquidation with the Corporation’s Series I Convertible Preferred Stock and Series J Convertible Preferred Stock; and (c) junior to all existing and future indebtedness of the Corporation. Without the prior written consent of Holders holding a majority of the outstanding shares of Series II Preferred Stock, the Company may not issue any Preferred Stock that is not junior to the Series II Preferred Stock in right of dividends and liquidation.

2. Voting. Each share of Series II Preferred Stock shall be entitled to vote on all matters requiring shareholder vote. Each share of Series II Preferred Stock will be entitled to the number of votes per share based on the calculation of As Converted Voting Shares, as defined in Section I.G.5.a, calculated on any record date for any shareholder vote.

C. Dividends.

Commencing on the date of the issuance of such shares of Series II Preferred Stock (each respectively an “Issuance Date”), Holders of Series II Preferred Stock will be entitled to dividends on each outstanding share of Series II Preferred Stock (“Dividends”), at a rate equal to 6.0% per annum (“Dividend Rate”) of a stated value (“Stated Value”) of $1,000 per share of Series II Preferred Stock, subject to appropriate adjustment in the event of any stock splits, stock dividends, combinations of shares, recapitalizations or other such events relating to the outstanding Series II Preferred Stock at any time and from time to time. Dividends will accrue monthly and will be added to the Series II Liquidation Value, and upon redemption of the Series II Preferred Stock in accordance with Section I.F. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section I.C. will be made based on a 365-day year, compounded monthly.

So long as any shares of Series II Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock.

D. Protective Provision. So long as any shares of Series II Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of Series II Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series II Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series II Preferred Stock, (iii) amend its articles of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series II Preferred Stock, (v) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to any of the foregoing.

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1. A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or, if the surviving or resulting corporation is a wholly-owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2. The Corporation will not have the power to effect a Deemed Liquidation Event referred to in Section I.D.1 unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E.

E. Liquidation.

Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, and after payment or provision for any liquidation preference payable to the holders of any Preferred Stock ranking senior upon liquidation to the Series II Preferred Stock, but prior to any distribution or payment made to the holders of Common Stock or the holders of any Preferred Stock ranking junior upon liquidation to the Series II Preferred Stock by reason of their ownership thereof, the Holders of Series II Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series II Preferred Stock equal to the Stated Value thereof plus any accrued but unpaid Dividends thereon (collectively, the “Series II Liquidation Value”).

If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

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F. Redemption.

1. Corporation’s Redemption Option. At any time after one year from the Issuance Date and subject to a ten-day advance notice (via email or overnight courier) to the Holders, the Corporation will have the right, at the Corporation’s option, to redeem all or any portion of the shares of Series II Preferred Stock at a price per share equal to 100% of the Series II Liquidation Value of the shares being redeemed. After the initial notice is delivered to the Holders, during the ten-day notice period, Holders will have the right to convert pursuant to Section I.G.

2. Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will redeem all of the outstanding shares of Series II Preferred Stock prior to the Deemed Liquidation Event. All Series II Preferred Shares shall be redeemed no later than three years after the Deemed Liquidation Event.

3. Mechanics of Redemption. If the Corporation elects to redeem any of the Holders’ Series II Preferred Stock then outstanding, it will deliver written notice thereof via email or overnight courier (“Notice of Redemption at Option of Corporation”) to each Holder whose shares are to be redeemed, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series II Preferred Stock that the Corporation is electing to redeem, (b) the date upon which the applicable redemption price will be paid, and (c) the amount of the applicable redemption price (with a reasonably detailed calculation thereof). The Notice of Redemption at Option of Corporation may not be delivered until at least ten days after notice is delivered to Holder pursuant to Section I.F.1. Upon receipt of such initial notice, the Holder will have the right to convert its Series II Preferred Shares into common shares pursuant to Section I.G.

4. Payment of Redemption Price. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, if Holder does not choose to convert pursuant to Section I.G, such Holder will promptly submit to the Corporation such Holder’s Series II Preferred Stock certificates. Upon receipt of such Holder’s Series II Preferred Stock certificates, the Corporation will pay the applicable redemption price to such Holder in cash.

G. Conversion.

1. Mechanics of Conversion.

Subject to the terms and conditions hereof, any or all of the outstanding shares of Series II Preferred Stock may be converted into shares of Common Stock at any time or times after the Issuance Date, at the option of Holder, (i) if at the option of a Holder, by delivery of a written notice to the Corporation (the “Holder Conversion Notice”), of the Holder’s election to convert Series II Preferred Stock and the number of shares of Series II Preferred Stock which such Holder is electing to convert, or (ii) if at the option of the Corporation, if and only if the closing price of the Common Stock on the Trading Market exceeds 400% of the Conversion Price for a period of twenty consecutive trading days, by delivery of a written notice to the subject Holder (the “Corporation Conversion Notice” and, with the Holder Conversion Notice, each a “Conversion Notice”), stating the Corporation’s election to convert Series II Preferred Stock and the number of such Holder’s shares of Series II Preferred Stock to be converted.

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Within one day of the Corporation Conversion Notice or Holder Conversion Notice, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Corporation Conversion Notice to the Holder. Within three days of notice the Corporation shall issue a certificate for the number of shares specified in the Holder Conversion Notice or Corporation Conversion Notice.

2. Payment and Issuance Upon Conversion. In the event of a conversion of any Series II Preferred Stock, the Corporation shall issue to such Holder a number of Conversion Shares equal to (i) the Series II Liquidation Value multiplied by (ii) the number of shares of Series II Preferred Stock held by such Holder and subject to the Holder Conversion Notice, divided by (iii) the Conversion Price with respect to such Series II Preferred Stock.

3. Stock Splits. If the Corporation at any time and from time to time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Corporation at any time and from time to time on or after the first Issuance Date combines (by combination, reverse stock split, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section I.G.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

4. Rights. In addition to any adjustments pursuant to Section I.G.3, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

5. Definitions. For purposes of this Section I, the following terms shall have the following meanings:

a. “As Converted Voting Shares” means the number of votes per share of Series II Preferred Stock calculated as pursuant to the following formula: Number of votes per Series II share = Series II Liquidation Value per share, divided by the Conversion Price, multiplied by twenty-five (25).

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Appendix B

b. “Conversion Price” means a price per share of Common Stock equal to 100% of the lowest daily volume weighted average price of the Common Stock during the subsequent 12 months following the Issuance Date, subject to adjustment as otherwise provided herein.

c. “Conversion Shares” means shares of Common Stock issuable upon conversion of Series II Preferred Stock.

d. “Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

e. “Trading Market” means the OTC Bulletin Board, the OTCQB, the OTC Pink Sheets, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock. All Trading Market data shall be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

f. “Transaction Documents” means, collectively, any Stock Purchase Agreement pursuant to which any share of Series II Preferred Stock is issued, and all other agreements, certificates and documents referenced therein or annexed thereto.

H. Stock Register. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series II Preferred Stock, which shall be prima facie indicia of ownership of all outstanding shares of Series II Preferred Stock. Upon the surrender of any certificate representing Series II Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

II. Miscellaneous.

A. Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section II.A prior to 5:30 p.m. Eastern time, (2) the first business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

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Appendix B

B. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series II Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C. Headings. The headings contained herein are for convenience only and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, chief financial officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series II Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

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Appendix C

POSITIVEID CORPORATION

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES J CONVERTIBLE PREFERRED STOCK

William J. Caragol and Allison F. Tomek, hereby certify that:

1. They are the Chief Executive Officer and Secretary, respectively, of PositiveID Corporation, a Delaware corporation (the “Corporation”).

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, of which 5,500 are currently designated.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares of $0.01 par value preferred stock (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid in accordance with Section 151 of the General Corporation Law of the State of Delaware, and as set forth in this Certificate of Designations of Preferences, Rights and Limitations of Series J Convertible Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series J Convertible Preferred Stock, which will consist of 1,700 shares of Series J Convertible Preferred Stock, par value $0.01 per share, which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

I. Terms of Preferred Stock.

A. Designation and Amount. The series of Preferred Stock will be designated as the Corporation’s Series J Convertible Preferred Stock (the “Series J Preferred Stock”) and the number of shares so designated will be 1,700, with an initial liquidation, or stated, value of $1,000 per share (“Stated Value”) which will not be subject to increase without the consent of the holders (each a “Holder” and collectively, the “Holders”) of a majority of the outstanding shares of Series J Preferred Stock.

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Appendix C

B. Ranking and Voting.

1. Ranking. The Series J Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and right of liquidation with the Corporation’s Common Stock (“Common Stock”), (b) pari pasu with respect to dividends and right of liquidation with Series I Convertible Preferred Stock; and (c) junior with respect to dividends and right of liquidation to all existing and future indebtedness of the Corporation. Without the prior written consent of Holders holding a majority of the outstanding shares of Series J Preferred Stock, the Company may not issue any Preferred Stock that is senior to the Series J Preferred Stock in right of dividends and liquidation.

2. Voting. Series J Preferred Stock shall be non-voting on any matters requiring shareholder vote.

C. Dividends. Series J Preferred Stock will be not be entitled to dividends.

D. Protective Provision. So long as any shares of Series J Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of Series J Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series J Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series J Preferred Stock, (iii) amend its articles of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series J Preferred Stock, (v) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to any of the foregoing.

1. A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or, if the surviving or resulting corporation is a wholly-owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

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Appendix C

2. The Corporation will not have the power to effect a Deemed Liquidation Event referred to in Section I.D.1 unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E.

E. Liquidation.

1. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, and after payment or provision for any liquidation preference payable to the holders of any Preferred Stock ranking senior upon liquidation to the Series J Preferred Stock, but prior to any distribution or payment made to the holders of Common Stock or the holders of any Preferred Stock ranking junior upon liquidation to the Series J Preferred Stock by reason of their ownership thereof, the Holders of Series J Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series J Preferred Stock equal to the Stated Value thereof (the “Series J

2. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F. Redemption.

1. Corporation’s Redemption Option. At any time after the date of the issuance of shares of Series J Preferred Stock (each respectively an “Issuance Date”), the Corporation will have the right, at the Corporation’s option, to redeem all or any portion of the shares of Series J Preferred Stock at a price per share equal to 100% of the Series J Liquidation Value of the shares being redeemed.

2. Mechanics of Redemption. If the Corporation elects to redeem any of the Holders’ Series J Preferred Stock then outstanding, it will deliver written notice thereof via email or overnight courier (“Notice of Redemption at Option of Corporation”) to each Holder whose shares are to be redeemed, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series J Preferred Stock that the Corporation is electing to redeem, (b) the date upon which the applicable redemption price will be paid, and (c) the amount of the applicable redemption price.

3. Payment of Redemption Price. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder will promptly submit to the Corporation such Holder’s Series J Preferred Stock certificates. Upon receipt of such Holder’s Series J Preferred Stock certificates, the Corporation will pay the applicable redemption price to such Holder in cash.

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Appendix C

G. Conversion.

1. Mechanics of Conversion.

a. To convert the shares of the Series J Preferred Stock into shares of Common Stock on any date following the six month anniversary of the Issuance Date (the “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver) for receipt on or prior to 11:59 p.m., Eastern Time on such date, a copy of a fully executed notice of conversion (the “Conversion Notice”) to the Corporation’s designated transfer agent (the “Transfer Agent”) with a copy thereto to the Corporation and (b) surrender to a common carrier for delivery to the Transfer Agent at such time the original certificates representing the shares of the Series J Preferred Stock being converted (or a letter attesting to their loss, theft or destruction with respect to such shares in the case of their loss, theft or destruction) (the “Series J Certificate”), duly endorsed for transfer.

b. Upon receipt by the Corporation of a copy of the Conversion Notice, the Corporation shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. Upon receipt by the Transfer Agent of the Series J Certificates to be converted pursuant to the Conversion Notice, the Transfer Agent shall, within three business days following the date of receipt, issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate registered in the name of the Holder or its designee for a number of shares of Common Stock to which the Holder shall be entitled. If the number of the shares of the Series J Preferred Stock represented by the Series J Certificate(s) submitted for conversion is greater than the number of Preferred Stock being converted, then the Transfer Agent shall, as soon as practicable and in no event later than three (3) business days after receipt of the Series J Certificate(s), issue and deliver to the Holder a new Series J Certificate representing the number of the shares of the Series J Preferred Stock not converted. The Holder shall be responsible for any legal opinion required by the Transfer Agent related to the issuance of the Conversion Shares.

c. The Holder shall pay any and all taxes that may be payable with respect to the issuance and delivery of the Common Stock upon the conversion of the shares of the Series J Preferred Stock.

2. Payment and Issuance Upon Conversion. In the event of a conversion of any Series J Preferred Stock, the Corporation shall issue to such Holder a number of Conversion Shares equal to (i) the Series J Liquidation Value multiplied by (ii) the number of shares of Series J Preferred Stock held by such Holder and subject to the Holder Conversion Notice, divided by (iii) the Conversion Price with respect to such Series J Preferred Stock, subject to the Conversion Limitations described in Section I.G.3.

3. Conversion Limitations. Any conversion will be limited by: (i) Holder may not make more than one conversion every ten Trading Days, and (ii) the amount of Conversion Shares at any conversion may not be more than the Conversion Limit.

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4. Stock Splits. If the Corporation at any time and from time to time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Corporation at any time and from time to time on or after the first Issuance Date combines (by combination, reverse stock split, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section I.G.4 shall become effective at the close of business on the date the subdivision or combination becomes effective.

5. Definitions. For purposes of this Section I, the following terms shall have the following meanings:

a. “Conversion Limit” means the total number of shares of Common Stock traded over the ten Trading Days preceding the Conversion Notice multiplied by 5%.

b. “Conversion Price” means a price per share of Common Stock equal to 100% of the arithmetic average of the volume weighted average price of the Common Stock for the fifteen Trading Days prior to the six month anniversary of the Issuance Date.

c. “Conversion Shares” means shares of Common Stock issuable upon conversion of Series J Preferred Stock.

d. “Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

e. “Trading Market” means the OTC Bulletin Board, the OTCQB, the OTC Pink Sheets, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock. All Trading Market data shall be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

H. Stock Register. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series J Preferred Stock, which shall be prima facie indicia of ownership of all outstanding shares of Series J Preferred Stock. Upon the surrender of any certificate representing Series J Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

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Appendix C

II. Miscellaneous.

A. Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section II.A prior to 5:30 p.m. Eastern Time, (2) the first business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern Time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

B. Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series J Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C. Headings. The headings contained herein are for convenience only and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, chief financial officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series J Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

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ANNEX C

FORM OF AMENDMENT TO THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

POSITIVEID CORPORATION

PositiveID Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law, through its duly authorized officer and by authority of its Board of Directors, does hereby certify that:

1. The name of the corporation (hereinafter called the “Corporation”) is PositiveID Corporation. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was November 29, 2001.

2. The Board of Directors of the Corporation duly adopted a resolution setting forth a proposed amendment (the “Certificate of Amendment”) to the Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation be amended by changing the first paragraph of Article numbered “IV” so that, as amended, said Article IV first paragraph shall be and read as follows:

“The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 1,900,000,000 shares, consisting of 1,895,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock (the “Preferred Stock”), 2,500 of which are designated as Series I Convertible Preferred Stock, par value $0.01 per share, 3,000 of which are designated as Series II Convertible Preferred Stock, par value $0.01 per share, and 1,700 of which are designated as Series J Convertible Preferred Stock, par value $0.01 per share.”

3. Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held on October 26, 2016, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment.

4. The foregoing Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

NOW, THEREFORE, the Corporation has caused this Certificate of Amendment to be signed this _______ day of October, 2016.

POSITIVEID CORPORATION

By:
Name:	Allison Tomek
Title:	Secretary

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